            As filed with the Securities and Exchange
               Commission on October 30, 2000

               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                                               File Nos. 33-66630
                                                         811-7916

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   Pre-Effective Amendment No.

                  Post-Effective Amendment No. 16               X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 18                        X

               Alliance Utility Income Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)   (Zip Code)

Registrants Telephone Number, including Area Code: (800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective (check appropriate box)

    _____immediately upon filing pursuant to paragraph (b)
    __X__on November 1, 2000 pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)(1)
    _____on (date) pursuant to paragraph (a)(1)

    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Prospectus and Application


November 1, 2000


Domestic Stock Funds


      >     Alliance Premier Growth Fund
      >     Alliance Health Care Fund
      >     Alliance Growth Fund
      >     Alliance Technology Fund
      >     Alliance Quasar Fund
      >     The Alliance Fund
      >     Alliance Disciplined Value Fund


Total Return Funds

      >     Alliance Growth and Income Fund
      >     Alliance Balanced Shares
      >     Alliance Utility Income Fund
      >     Alliance Real Estate Investment Fund

Global Stock Funds

      >     Alliance New Europe Fund
      >     Alliance Worldwide Privatization Fund
      >     Alliance International Premier Growth Fund
      >     Alliance Global Small Cap Fund
      >     Alliance International Fund
      >     Alliance Greater China '97 Fund
      >     Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                       [LOGO]Alliance Capital(R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY.....................................................      3
Domestic Stock Funds....................................................      4
Total Return Funds......................................................     11
Global Stock Funds......................................................     15
Summary of Principal Risks..............................................     22
Principal Risks by Fund.................................................     23

FEES AND EXPENSES OF THE FUNDS..........................................     24

GLOSSARY................................................................     27


DESCRIPTION OF THE FUNDS................................................     28
Investment Objectives and Principal Policies............................     28
Description of Additional Investment Practices..........................     42
Additional Risk Considerations..........................................     49


MANAGEMENT OF THE FUNDS.................................................     52


PURCHASE AND SALE OF SHARES.............................................     56
How The Funds Value Their Shares........................................     56
How To Buy Shares.......................................................     56
How to Exchange Shares..................................................     56
How To Sell Shares......................................................     56

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................     57

DISTRIBUTION ARRANGEMENTS...............................................     58

GENERAL INFORMATION.....................................................     59

FINANCIAL HIGHLIGHTS....................................................     59

APPENDIX A--ADDITIONAL INFORMATION ABOUT
THE UNITED KINGDOM, JAPAN, AND GREATER CHINA COUNTRIES..................     72


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 22.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year      5 Years    Inception
--------------------------------------------------------------------------------
Class A                                         23.51%       34.86%       25.01%
--------------------------------------------------------------------------------
Class B                                         24.13%       35.13%       24.98%
--------------------------------------------------------------------------------
Class C                                         27.12%       35.13%       24.98%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                       33.16%       32.41%       23.43%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 9/28/92. Since inception index returns are from month-end of applicable class inception date. Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C shares since its actual inception date was 26.61%. Index return for the comparable period was 25.06%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -4.69%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                 n/a
       91                 n/a
       92                 n/a
       93                9.98
       94               -5.80
       95               46.87
       96               24.14
       97               32.67
       98               49.31
       99               28.98

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -12.10%, 3rd quarter, 1998.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.


Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                20.24%           25.59%            21.26%
--------------------------------------------------------------------------------
Class B                                20.71%           25.81%            19.11%
--------------------------------------------------------------------------------
Class C                                23.72%           25.81%            20.60%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class A shares (9/4/90) and Class C shares (8/2/93) is the performance of the Fund's Class B shares adjusted, in the case of Class A shares, to reflect the lower expense ratio of Class A shares. The average annual total returns for Class A and Class C shares since their actual inception dates were 23.58% and 20.91%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 21.34% and 22.48%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class B shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -6.24%


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90               -7.96
       91               62.39
       92                9.81
       93               28.21
       94               -1.84
       95               28.65
       96               22.32
       97               26.22
       98               27.23
       99               24.71

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 29.47%, 1st quarter, 1991; and Worst Quarter was down -20.45%, 3rd quarter, 1990.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                64.47%           37.33%            29.42%
--------------------------------------------------------------------------------
Class B                                66.56%           37.56%            29.48%
--------------------------------------------------------------------------------
Class C                                69.53%           37.54%            29.31%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 36.18% and 36.17%, respectively. Index return for the comparable period (which date from month-end following applicable Class inception date) was 22.17%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 3.81%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90               -3.08
       91               54.24
       92               15.50
       93               21.63
       94               28.50
       95               45.80
       96               19.41
       97                4.54
       98               63.14
       99               71.78

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -33.21%, 3rd quarter, 1990.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 8.16%           18.83%            10.43%
--------------------------------------------------------------------------------
Class B                                 8.04%           18.95%            10.30%
--------------------------------------------------------------------------------
Class C                                11.08%           18.95%            10.14%
--------------------------------------------------------------------------------
Russell 2000 Growth Index              43.08%           18.99%            13.51%
--------------------------------------------------------------------------------


Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.


Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 13.60% and 15.37%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 18.05% and 15.74%, respectively.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 8.92%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -23.44
       91               34.27
       92                2.81
       93               16.16
       94               -7.27
       95               47.64
       96               32.62
       97               17.24
       98               -4.56
       99               12.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.10%, 1st quarter, 1991; and Worst Quarter was down -28.46%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

Principal Investment Strategies and risks:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                28.20%           21.87%            15.97%
--------------------------------------------------------------------------------
Class B                                28.63%           21.91%            15.93%
--------------------------------------------------------------------------------
Class C                                31.69%           21.87%            15.85%
--------------------------------------------------------------------------------
S&P Midcap 400 Index                   14.72%           23.05%            17.32%
--------------------------------------------------------------------------------


Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


Performance information for periods prior to the inception of Class B shares (3/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 16.40% and 17.66%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 17.93% and 17.82%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -5.90%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -4.36
       91              33.91
       92              14.70
       93              14.26
       94              -2.51
       95              34.84
       96              17.54
       97              36.01
       98              -2.72
       99              33.90

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -24.32%, 3rd quarter, 1998.

Alliance Disciplined Value Fund

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in foreign securities, it may have foreign risk and currency risk.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established, "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 6.16%           23.23%            14.56%
--------------------------------------------------------------------------------
Class B                                 6.20%           23.23%            14.35%
--------------------------------------------------------------------------------
Class C                                 8.86%           23.22%            14.20%
--------------------------------------------------------------------------------
Russell 1000 Value Index                7.35%           23.07%            15.60%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (2/8/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 15.19% and 17.38%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 17.50% and 17.90%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 11.72%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -1.69
       91              27.08
       92               4.52
       93               9.96
       94              -4.20
       95              37.86
       96              24.13
       97              28.86
       98              21.23
       99              10.78

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -13.82%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                 0.45%           15.41%            10.31%
--------------------------------------------------------------------------------
Class B                                 0.26%           15.51%            10.18%
--------------------------------------------------------------------------------
Class C                                 3.18%           15.55%            10.03%
--------------------------------------------------------------------------------
S&P 500 Index                          21.03%           28.54%            18.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (2/4/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 11.06% and 11.42%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 19.73% and 22.17%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 9.91%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90              -2.20
       91              20.47
       92               6.81
       93               9.93
       94              -5.79
       95              26.64
       96               9.36
       97              27.13
       98              15.75
       99               4.90

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.21%, 3rd quarter, 1990.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         12.97%      19.56%        14.16%
--------------------------------------------------------------------------------
Class B                                         13.23%      19.76%        14.14%
--------------------------------------------------------------------------------
Class C                                         16.20%      19.78%        14.22%
--------------------------------------------------------------------------------
NYSE Utilities Index                            14.62%      20.84%        12.90%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/18/93 for Class A shares and Class B shares and 10/27/93 for Class C shares. Since inception index return is from 10/31/93.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 14.10%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94             -10.94
       95              22.93
       96               8.28
       97              30.65
       98              24.38
       99              18.01

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -7.50%, 1st quarter, 1994.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                   -10.66%          1.65%
--------------------------------------------------------------------------------
Class B                                                   -10.85%          2.01%
--------------------------------------------------------------------------------
Class C                                                    -8.21%          2.31%
--------------------------------------------------------------------------------
S&P 500 Index                                              21.03%         28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 10/1/96 for Class A, Class B and Class C shares. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 24.32%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97              22.98
       98             -20.22
       99              -6.70

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.55%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2000, the Fund had approximately 34% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         20.76%      20.33%        12.72%
--------------------------------------------------------------------------------
Class B                                         21.24%      20.51%        12.86%
--------------------------------------------------------------------------------
Class C                                         24.21%      20.52%        12.67%
--------------------------------------------------------------------------------
MSCI Europe Index                               16.23%      22.54%        15.48%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A shares is 4/2/90. Since inception index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class B shares (3/5/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 14.65% and 18.83%, respectively. Index returns for the comparable periods were 16.54% and 20.08%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -9.57%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91               3.30
       92              -0.53
       93              34.57
       94               4.64
       95              18.63
       96              20.58
       97              16.83
       98              24.99
       99              26.12

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -19.73%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                         49.67%      18.98%        16.81%
--------------------------------------------------------------------------------
Class B                                         51.14%      19.16%        16.88%
--------------------------------------------------------------------------------
Class C                                         54.04%      19.16%        16.88%
--------------------------------------------------------------------------------
MSCI World Index (minus the U.S.)               28.27%      13.42%        12.04%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception date of Class A and Class B shares is 6/2/94. Since inception index returns are from month-end of applicable class inception date.

Performance information for periods prior to the inception of Class C shares (2/8/95) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 20.64%. Index return for the comparable period was 14.85%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -18.04%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95               4.91
       96              23.14
       97              13.18
       98               8.92
       99              56.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                    40.89%         20.85%
--------------------------------------------------------------------------------
Class B                                                    42.19%         21.47%
--------------------------------------------------------------------------------
Class C                                                    45.09%         22.81%
--------------------------------------------------------------------------------
MSCI EAFE Index                                            27.30%         17.93%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 3/3/98 for Class A, Class B and Class C shares. Since inception index returns are from 3/31/98.

BAR CHART
--------------------------------------------------------------------------------


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -16.11%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97                n/a
       98                n/a
       99              47.21

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was up 3.29%, 1st quarter, 1999.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                40.43%           18.98%             9.36%
--------------------------------------------------------------------------------
Class B                                41.53%           19.15%             9.23%
--------------------------------------------------------------------------------
Class C                                44.54%           19.16%             9.08%
--------------------------------------------------------------------------------
MSCI World Index                       25.34%           20.25%            11.96%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 12.56% and 15.58%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 16.39% and 16.96%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was 3.13%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90             -24.89
       91              25.29
       92              -4.89
       93              20.04
       94              -4.55
       95              27.18
       96              19.37
       97               8.08
       98               3.56
       99              46.65

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -26.77%, 3rd quarter, 1990.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                       1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                                28.92%           11.09%             6.21%
--------------------------------------------------------------------------------
Class B                                29.69%           11.19%             6.00%
--------------------------------------------------------------------------------
Class C                                32.69%           11.17%             6.12%
--------------------------------------------------------------------------------
MSCI EAFE Index                        27.30%           13.15%             7.33%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

Performance information for periods prior to the inception of Class B shares (9/17/90) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C shares since their actual inception dates were 8.30% and 10.43%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 12.30% and 12.12%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -15.41%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90             -20.95
       91               7.72
       92              -5.86
       93              27.51
       94               5.68
       95              10.10
       96               7.20
       97               1.41
       98               9.64
       99              34.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.84%, 4th quarter, 1999; and Worst Quarter was down -22.29%, 3rd quarter, 1990.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2000, the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                           1 Year      Inception
--------------------------------------------------------------------------------
Class A                                                    75.11%          6.40%
--------------------------------------------------------------------------------
Class B                                                    77.23%          6.77%
--------------------------------------------------------------------------------
Class C                                                    80.20%          7.47%
--------------------------------------------------------------------------------
MSCI China Free Index                                       9.94%        -32.64%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                       59.52%          4.44%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                          52.71%         -1.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charge as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 9/3/97 for Class A, Class B, and Class C shares. Since inception index returns are from 9/30/97.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -21.32%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95                n/a
       96                n/a
       97                n/a
       98              -8.02
       99              82.87

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -26.95%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At June 30, 2000, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                1 Year     5 Years     Inception
--------------------------------------------------------------------------------
Class A                                        109.70%       6.58%         6.48%
--------------------------------------------------------------------------------
Class B                                        113.43%       6.76%         6.64%
--------------------------------------------------------------------------------
Class C                                        116.21%       6.81%         6.68%
--------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index             59.66%       1.99%         2.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 11/28/94 for Class A, Class B, and Class C shares. Since inception index returns are from 11/30/94.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/00, the year to date unannualized return for the Class A shares was -23.34%.


       [The following was depicted as a bar chart in the printed material]

Calendar Year End

       90                n/a
       91                n/a
       92                n/a
       93                n/a
       94                n/a
       95              10.21
       96               4.58
       97             -35.10
       98             -12.34
       99             118.99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -18.81%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK


This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund, Alliance Disciplined Value Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.


CAPITALIZATION RISK


This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund, The Alliance Fund and Alliance Disciplined Value Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. Alliance Health Care Fund, Alliance Quasar Fund, Alliance Disciplined Value Fund and Alliance Global Small Cap Fund are particularly subject to this risk.


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance
New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                                     Industry/  Capital-  Interest                   Country or
                                             Market   Sector    ization     Rate    Credit  Foreign  Geographic  Currency   Manage-
Fund                                          Risk     Risk       Risk      Risk     Risk    Risk       Risk       Risk    ment Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund                    o                                                                              o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund                       o        o          o                          o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund                            o                   o         o        o       o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund                        o        o                                     o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund                            o                   o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund                               o                   o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Disciplined Value Fund                 o        o          o                                                          o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Fund                 o                             o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares                        o                             o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Utility Income Fund                    o        o                    o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Real Estate Investment Fund            o        o                    o        o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund                        o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide Privatization Fund           o        o                                     o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Premier Growth Fund      o                                              o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap Fund                  o                   o                          o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Fund                     o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97 Fund                 o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment Fund               o                                              o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                Focused
                                               Portfolio  Allocation
Fund                                             Risk        Risk
--------------------------------------------------------------------
Alliance Premier Growth Fund                      o
--------------------------------------------------------------------
Alliance Health Care Fund
--------------------------------------------------------------------
Alliance Growth Fund
--------------------------------------------------------------------
Alliance Technology Fund
--------------------------------------------------------------------
Alliance Quasar Fund
--------------------------------------------------------------------
The Alliance Fund
--------------------------------------------------------------------
Alliance Disciplined Value Fund
--------------------------------------------------------------------
Alliance Growth and Income Fund
--------------------------------------------------------------------
Alliance Balanced Shares                                       o
--------------------------------------------------------------------
Alliance Utility Income Fund
--------------------------------------------------------------------
Alliance Real Estate Investment Fund
--------------------------------------------------------------------
Alliance New Europe Fund
--------------------------------------------------------------------
Alliance Worldwide Privatization Fund
--------------------------------------------------------------------
Alliance International Premier Growth Fund        o
--------------------------------------------------------------------
Alliance Global Small Cap Fund
--------------------------------------------------------------------
Alliance International Fund
--------------------------------------------------------------------
Alliance Greater China '97 Fund                   o
--------------------------------------------------------------------
Alliance All-Asia Investment Fund
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     Class A Shares        Class B Shares       Class C Shares
                                                     ---------------       ---------------      ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                  4.25%                 None                 None

Maximum Deferred Sales Charge (Load)                 None                  4.0%*                1.0%**
(as a percentage of original purchase price
or redemption proceeds, whichever is lower)

Exchange Fee                                         None                  None                 None

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.
**    For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Premier Growth Fund    Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees               .95%     .95%     .95%     After 1 year        $   571  $  621     $  221     $    321  $     221
     Distribution (12b-1) fees     .33%    1.00%    1.00%     After 3 years       $   879  $  882     $  682     $    682  $     682
     Other expenses                .22%     .23%     .23%     After 5 years       $ 1,209  $1,169     $1,169     $  1,169  $   1,169
                                  ----     ----     ----      After 10 years      $ 2,139  $2,341(b)  $2,341(b)  $  2,513  $   2,513
     Total fund
           operating expenses     1.50%    2.18%    2.18%
                                  ====     ====     ====

Alliance Health Care Fund       Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees               .95%     .95%     .95%     After 1 year        $   616  $  670     $  270     $    370  $     270
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years(c)    $ 1,014  $1,029     $  829     $    829  $     829
     Other expenses                .67%     .69%     .68%     After 5 years(c)    $ 1,437  $1,415     $1,415     $  1,415  $   1,415
                                  ----      ----    ----      After 10 years(c)   $ 2,613  $2,831(b)  $2,831(b)  $  3,003  $   3,003
     Total fund
           operating expenses     1.92%    2.64%    2.63%
                                  ====     ====     ====

Alliance Growth Fund            Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .68%     .68%     .68%     After 1 year        $   540  $  593     $   193    $    293  $     193
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   784  $  797     $   597    $    597  $     597
     Other expenses                .20%     .22%     .22%     After 5 years       $ 1,046  $1,026     $ 1,026    $  1,026  $   1,026
                                  ----     ----     ----      After 10 years      $ 1,796  $2,035(b)  $ 2,035(b) $  2,222  $   2,222
     Total fund
           operating expenses     1.18%    1.90%    1.90%
                                  ====     ====     ====

Alliance Technology Fund        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------  --------  ---------
     Management fees              1.10%    1.10%    1.10%     After 1 year        $   589  $  642     $  242     $    344  $     244
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   932  $  945     $  745     $    751  $     751
     Other expenses                .28%     .29%     .31%     After 5 years       $ 1,299  $1,275     $1,275     $  1,285  $   1,285
                                  ----     ----     ----      After 10 years      $ 2,328  $2,550(b)  $2,550(b)  $  2,746  $   2,746
     Total fund
           operating expenses     1.68%    2.39%    2.41%
                                  ====     ====     ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Quasar Fund            Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.01%    1.01%    1.01%     After 1 year        $   589  $  649     $   249    $    348  $     248
     Distribution (12b-1) fees     .27%    1.00%    1.00%     After 3 years       $   935  $  967     $   767    $    764  $     764
     Other expenses                .41%     .45%     .44%     After 5 years       $ 1,304  $1,311     $ 1,311    $  1,306  $   1,306
                                  ----     ----     ----      After 10 years      $ 2,338  $2,606(b)  $ 2,606(b) $  2,786  $   2,786
     Total fund
           operating expenses     1.69%    2.46%    2.45%
                                  ====     ====     ====

The Alliance Fund               Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .68%     .68%     .68%     After 1 year        $   528  $  592     $   192    $    289  $     189
     Distribution (12b-1) fees     .21%    1.00%    1.00%     After 3 years       $   748  $  794     $   594    $    585  $     585
     Other expenses                .17%     .21%     .18%     After 5 years       $   985  $1,021     $ 1,021    $  1,006  $   1,006
                                  ----     ----     ----      After 10 years      $ 1,664  $1,995(b)  $ 1,995(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.06%    1.89%    1.86%
                                  ====     ====     ====

Alliance Disciplined
Value Fund                      Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .75%     .75%     .75%     After 1 year (c)    $   667  $     723  $      323 $    423  $     323
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,334  $   1,353  $    1,153 $  1,153  $   1,153
     Other expenses               2.29%    2.29%    2.29%     After 5 years (c)   $ 2,023  $   2,000  $    2,000 $  2,000  $   2,000
                                  ----     ----     ----      After 10 years (c)  $ 3,847  $   4,039  $    4,039 $  4,188  $   4,188
     Total fund
           operating expenses     3.34%    4.04%    4.04%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.84)%   (.84)%   (.84)%
                                 ====      ====     ====
     Net expenses                2.50%     3.20%    3.20%
                                 ====      ====     ====

Alliance Growth and
Income Fund (d)                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .47%     .47%     .47%     After 1 year        $   516  $  573     $   173    $    272  $     172
     Distribution (12b-1) fees     .24%    1.00%    1.00%     After 3 years       $   709  $  736     $   536    $    533  $     533
     Other expenses                .22%     .23%     .22%     After 5 years       $   918  $  923     $   923    $    918  $     918
                                  ----     ----     ----      After 10 years      $ 1,519  $1,804(b)  $ 1,804(b) $  1,998  $   1,998
     Total fund
           operating expenses      .93%    1.70%    1.69%
                                  ====     ====     ====

Alliance Balanced Shares        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .56%     .56%     .56%     After 1 year        $   534  $  589     $   189    $    289  $     189
     Distribution (12b-1) fees     .26%    1.00%    1.00%     After 3 years       $   766  $  785     $   585    $    585  $     585
     Other expenses                .30%     .30%     .30%     After 5 years       $ 1,016  $1,006     $ 1,006    $  1,006  $   1,006
                                  ----     ----     ----      After 10 years      $ 1,730  $1,986(b)  $ 1,986(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.12%    1.86%    1.86%
                                  ====     ====     ====

Alliance Utility Income Fund    Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .75%     .75%     .75%     After 1 year        $   571  $  623     $   223    $    323  $     223
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $   925  $  938     $   738    $    738  $     738
     Other expenses                .68%     .69%     .69%     After 5 years (c)   $ 1,303  $1,279     $ 1,279    $  1,279  $   1,279
                                  ----     ----     ----      After 10 years      $ 1,730  $1,986(b)  $ 1,986(b) $  2,180  $   2,180
     Total fund
           operating expenses     1.73%    2.44%    2.44%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.23)%   (.24)%   (.24)%
                                  ====     ====     ====
     Net expenses                 1.50%    2.20%    2.20%
                                  ====     ====     ====

Alliance Real Estate
Investment Fund                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .90%     .90%     .90%     After 1 year        $   591  $  644     $   244    $    343  $     243
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   941  $  951     $   751    $    748  $     748
     Other expenses                .51%     .51%     .50%     After 5 years       $ 1,314  $1,285     $ 1,285    $  1,280  $   1,280
                                  ----     ----     ----      After 10 years      $ 2,359  $2,573(b)  $ 2,573(b) $  2,736  $   2,736
     Total fund
           operating expenses     1.71%    2.41%    2.40%
                                  ====     ====     ====

Alliance New Europe Fund        Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees               .92%     .92%     .92%     After 1 year        $   586  $  641     $   241    $    339  $     239
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   923  $  942     $   742    $    736  $     736
     Other expenses                .43%     .46%     .44%     After 5 years       $ 1,284  $1,270     $ 1,270    $  1,260  $   1,260
                                  ----     ----     ----      After 10 years      $ 2,296  $2,535(b)  $ 2,535(b) $  2,696  $   2,696
     Total fund
           operating expenses     1.65%    2.38%    2.36%
                                  ====     ====     ====


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                  Operating Expenses                                                              Examples
---------------------------------------------------------     ----------------------------------------------------------------------

Alliance Worldwide
Privatization Fund              Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   594  $  650     $   250    $    347  $     247
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $   950  $  970     $   770    $    761  $     761
     Other expenses                .44%     .47%     .44%     After 5 years       $ 1,329  $1,316     $ 1,316    $  1,301  $   1,301
                                  ----     ----     ----      After 10 years      $ 2,389  $2,626(b)  $ 2,626(b) $  2,776  $   2,776
     Total fund
           operating expenses     1.74%    2.47%    2.44%
                                  ====     ====     ====

Alliance International
Premier Growth Fund             Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   668  $  724     $   324    $    424  $     324
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,319  $1,333     $ 1,133    $  1,131  $   1,131
     Other expenses               1.96%    1.93%    1.92%     After 5 years (c)   $ 1,993  $1,959     $ 1,959    $  1,955  $   1,955
                                  ----     ----     ----      After 10 years (c)  $ 3,783  $3,959(b)  $ 3,959(b) $  4,094  $   4,094
     Total fund
           operating expenses     3.26%    3.93%    3.92%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)     (.75)%   (.72)%   (.71)%
                                  ====     ====     ====
     Net expenses                 2.51%    3.21%    3.21%
                                  ====     ====     ====

Alliance Global Small Cap Fund  Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   621  $  679     $   279    $    378  $     278
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years       $ 1.032  $1,056     $   856    $    853  $     853
     Other expenses                .72%     .76%     .75%     After 5 years       $ 1,467  $1,459     $ 1,459    $  1,454  $   1,454
                                  ----     ----     ----      After 10 years      $ 2,673  $2,913(b)  $ 2,913(b) $  3,080  $   3,080
     Total fund
           operating expenses     2.02%    2.76%    2.75%
                                  ====     ====     ====

Alliance International Fund     Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.03%    1.03%    1.03%     After 1 year        $   601  $  663     $   263    $    360  $     260
     Distribution (12b-1) fees     .26%    1.00%    1.00%     After 3 years (c)   $   998  $1,037     $   837    $    826  $     826
     Interest Expense              .01%       0%       0%     After 5 years (c)   $ 1,420  $1,437     $ 1,437    $  1,418  $   1,418
     Other expenses                .65%     .71%     .67%     After 10 years (c)  $ 2,592  $2,871(b)  $ 2,871(b) $  3,022  $   3,022
                                  ----     ----     ----
     Total fund
           operating expenses     1.95%    2.74%    2.70%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)      (.14)%  (.14)%   (.13)%
                                  ====     ====     ====
     Net expenses                 1.81%    2.60%    2.57%
                                  ====     ====     ====

Alliance Greater
China '97 Fund                  Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   669  $  725     $   325    $    425  $     325
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 2,521  $2,584     $ 2,384    $  2,262  $   2,262
     Other expenses               8.62%    8.72%    8.01%     After 5 years (c)   $ 4,196  $4,214     $ 4,214    $  4,009  $   4,009
                                ------   ------   ------      After 10 years (c)  $ 7,712  $7,858(b)  $ 7,858(b) $  7,668  $   7,668
     Total fund
           operating expenses     9.92%   10.72%   10.01%
                                ======   ======   ======
     Waiver and/or expense
           reimbursement (a)    (7.40)%   (7.50)% (6.79)%
                                ======   ======   ======
     Net expenses                2.52%     3.22%    3.22%
                                ======   ======   ======

Alliance All-Asia
Investment Fund                 Class A  Class B  Class C                         Class A  Class B+   Class B++  Class C+  Class C++
                                -------  -------  -------                         -------  ---------  ---------- --------  ---------
     Management fees              1.00%    1.00%    1.00%     After 1 year        $   663  $  751     $   351    $  444    $  344
     Distribution (12b-1) fees     .30%    1.00%    1.00%     After 3 years (c)   $ 1,156  $1,268     $ 1,068    $1,048    $1,048
     Other expenses                                           After 5 years (c)   $ 1,675  $1,807     $ 1,807    $1,774    $1,774
       Administration fees         .15%     .15%     .15%     After 10 years (c)  $ 3,093  $3,526(b)  $ 3,526(b) $3,694(b) $3,694(b)
       Other operating expenses   1.48%    1.81%    1.74%
                                  ----     ----     ----
     Total other expenses         1.63%    1.96%    1.89%
                                  ----     ----     ----
     Total fund
      operating expenses          2.93%    3.96%    3.89%
                                  ====     ====     ====
     Waiver and/or expense
           reimbursement (a)      (.48)%   (.48)%  (.48)%
                                  ====     ====     ====
     Net expenses                 2.45%    3.48%    3.41%
                                  ====     ====     ====

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b)   Assumes Class B shares convert to Class A shares after eight years.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.
(d)   The advisory fee for the Fund is proposed to be increased. See page 32.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European Company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").


Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.


International Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


RATING AGENCIES, RATED SECURITIES AND INDEXES

Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


On September 7, 2000 and September 26, 2000, the Board of Directors of Alliance Premier Growth Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) permit the Fund to invest up to 20% of its total assets on non-U.S. companies, up from the current 15%, and remove the current definition of a "U.S. Company", thereby allowing the Fund to rely on the standard definition of "Non-U.S. Company" used by other Alliance Mutual Funds (as reflected in the Glossary), (2) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (3) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o     invest up to 15% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund


Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of its total assets in securities issued by companies principally engaged in Health Care Industries.


The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.


While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.


Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities although not generally in excess of 20% of its total assets;


o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.


On September 7, 2000, the Board of Directors of Alliance Quasar Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) permit the Fund to engage in financial forward and futures contracts and options thereon, (3) remove the fundamental policy which restricts the Fund's ability to invest in securities of companies (including predecessors) with less than three years of continuous operation, (4) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (5) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.


Alliance Disciplined Value Fund

Alliance Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely domestic companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of foreign securities.

The Fund also may:

o     invest in convertible securities and rights and warrants;

o for hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

o for hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.


TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.


On July 19-20, 2000, the Board of Directors of Alliance Growth and Income Fund approved several proposals that will be presented to the Fund's stockholders at a special stockholders meeting that is planned for November 2, 2000. These proposals include a proposed amendment to the Fund's investment advisory agreement to increase the advisory fee payable by the Fund to Alliance Capital Management L.P. (the "Adviser") and revise the current advisory fee breakpoint schedule. If stockholders approve the proposal, at the Fund's current size, the effective advisory fee would increase from .47 of 1% to .624 of 1% and the advisory fee breakpoint schedule would change. The new advisory fee would become effective promptly following such approval. In addition, the Fund will be requesting stockholder approval of, among other things, changes in two of the Fund's fundamental investment policies. These investment policy changes would
(1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act and (2) revise the Fund's fundamental investment policy regarding diversification to permit the Fund to fully utilize the investment latitude for diversified funds established by the 1940 Act. If these proposals are adopted, prospective investors will be notified by way of a supplement to this prospectus.


Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


On September 7, 2000, the Board of Directors of Alliance Balanced Shares, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would:1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, (3) permit the Fund to engage in financial forward and futures contracts and options thereon, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and

o subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries wil vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase

Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 135 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 135 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team looses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.


The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.


Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund


Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.


In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.


Alliance International Fund


Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.


Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth slowed during 1999, as expected. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the less-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain not more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to Alliance Quasar Fund, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the

Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund, Alliance Growth and Income Fund, and Alliance Disciplined Value Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund, Alliance Growth and Income Fund, and Alliance Disciplined Value Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund, 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.


Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Disciplined Value Fund and Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.


Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                             Fee as a percentage of        Fiscal
Fund                                        average daily net assets*    Year Ending
----                                        -------------------------    -----------
Alliance Premier Growth Fund                          .95%                11/30/99
Alliance Health Care Fund                             .95                  6/30/00
Alliance Growth Fund                                  .68                 10/31/99
Alliance Technology Fund                             1.10                 11/30/99
Alliance Quasar Fund                                 1.01                  9/30/99
The Alliance Fund                                     .68                 11/30/99
Alliance Disciplined Value Fund                       .75**               11/30/00
Alliance Growth and Income Fund                       .47                 10/31/99
Alliance Balanced Shares Fund                         .56                  7/31/00
Alliance Utility Income Fund                          .51                 11/30/99
Alliance Real Estate Investment Fund                  .90                  8/31/00
Alliance New Europe Fund                              .92                  7/31/00
Alliance Worldwide Privatization Fund                1.00                  6/30/00
Alliance International Premier Growth Fund            .71                 11/30/99
Alliance Global Small Cap Fund                       1.00                  7/31/00
Alliance International Fund                           .87                  6/30/00
Alliance Greater China '97 Fund                        -0-                 7/31/00
Alliance All-Asia Investment Fund                     .65                 10/31/99

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.
** Prior to any waiver by Alliance. See "Fee Table" at the beginning of the Prospectus.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                         Principal Occupation
                                                         During the Past
Fund                     Employee; Year; Title           Five (5) Years
--------------------------------------------------------------------------------

Alliance Premier         Alfred Harrison; since          *
Growth Fund              inception--Vice Chairman
                         of Alliance Capital
                         Management Corporation
                         (ACMC)**

Alliance Health Care     Norman Fidel; since inception   *
Fund                     --Senior Vice President
                         of ACMC

Alliance Growth          Tyler Smith; since inception    *
Fund                     --Senior Vice President
                         of ACMC
Alliance Technology      Peter Anastos; since 1992       *
Fund                     --Senior Vice President
                         of ACMC

                         Gerald T. Malone; since 1992    *
                         --Senior Vice President
                         of ACMC

Alliance Quasar          Bruce Aranow; since 1999        Associated with
Fund                     --Vice President of ACMC        Alliance since 1999;
                                                         prior thereto, Vice
                                                         President at Invesco
                                                         since 1998, prior
                                                         thereto, Vice President
                                                         at LGT Asset Management
                                                         since 1996.

The Alliance Fund        Alden M. Stewart; since 1997    *
                         --(see above)

Alliance Disciplined     Paul Rissman; since inception   *
Value Fund               --Senior Vice President
                         of ACMC

                         Frank Caruso; since inception   *
                         --Senior Vice President
                         of ACMC

Alliance Growth and      Paul Rissman; since 1994        *
Income Fund              --(see above)

Alliance Balanced        Paul Rissman; since 1997        *
Shares                   --(see above)

Alliance Utility         Paul Rissman; since 1996        *
Income Fund              --(see above)

Alliance Real Estate     Daniel G. Pine; since 1996      *
Investment Fund          --Senior Vice President
                         of ACMC

                         David Kruth; since 1997         Associated with
                         --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto, Senior
                                                         Vice President of
                                                         Yarmouth Group

Alliance New             Steven Beinhacker; since 1997   *
Europe Fund              --Senior Vice President
                         of ACMC

Alliance Worldwide       Mark H. Breedon; since          *
Privatization Fund       inception--Vice President
                         of ACMC and Director and
                         Senior Vice President of
                         Alliance Capital Limited***

Alliance International   Alfred Harrison; since 1998     *
Premier Growth           --(see above)
Fund
                         Thomas Kamp; since 1998         *
                         --Senior Vice President
                         of ACMC

Alliance Global          Bruce Aranow; since 1999        (see above)
Small Cap Fund           --(see above)

                         Mark H. Breedon; since 1998     *
                         --(see above)

Alliance                 Nicholas D.P. Carn;             *
International Fund       since 1998
                         --Senior Vice President
                         of ACMC

Alliance Greater         Matthew W.S. Lee; since 1997    Associated with
China '97 Fund           --Vice President of ACMC        Alliance since 1997;
                                                         prior thereto,
                                                         associated with
                                                         National Mutual Funds
                                                         Management (Asia) and
                                                         James Capel and Co.

Alliance All-Asia        Hiroshi Motoki; since 1998      *
Investment Fund          --Senior Vice President
                         of ACMC and director of
                         Japanese/Asian Equity
                         research

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.


Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2000, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                                                                                                                          Lipper
                                                                                                        Russell          Large Cap
                                                 Premier         Historical           S&P500             1000             Growth
                                                 Growth          Portfolios           Index          Growth Index       Fund Index
                                                  Fund          Total Return**     Total Return      Total Return      Total Return
1/1/00-9/30/00*** ........................        (8.74)%           (4.55)%           (1.39)%           (1.37)%           (1.44)%
Year ended December:
1999*** ..................................        23.51             29.67             21.03             33.16             34.82
1998*** ..................................        42.97             52.16             28.60             38.71             36.47
1997*** ..................................        27.05             34.64             33.36             30.49             27.59
1996*** ..................................        18.84             22.06             22.96             23.12             20.56
1995*** ..................................        40.66             39.83             37.58             37.19             34.92
1994 .....................................        (9.78)            (4.82)             1.32              2.66             (0.82)
1993 .....................................         5.35             10.54             10.08              2.90             10.66
1992 .....................................           --             12.18              7.62              5.00              6.89
1991 .....................................           --             38.91             30.47             41.16             37.34
1990 .....................................           --             (1.57)            (3.10)            (0.26)            (1.82)
1989 .....................................           --             38.80             31.69             35.92             32.30
1988 .....................................           --             10.88             16.61             11.27             10.84
1987 .....................................           --              8.49              5.25              5.31              3.33
1986 .....................................           --             27.40             18.67             15.36             16.75
1985 .....................................           --             37.41             31.73             32.85             32.85
1984 .....................................           --             (3.31)             6.27              (.95)            (4.25)
1983 .....................................           --             20.80             22.56             15.98             22.63
1982 .....................................           --             28.02             21.55             20.46             28.91
1981 .....................................           --             (1.09)            (4.92)           (11.31)            (0.06)
1980 .....................................           --             50.73             32.50             39.57             47.73
1979 .....................................           --             30.76             18.61             23.91             29.90
Cumulative total
return for the period
January 1, 1979 to
September 30, 2000 .......................           --              5850%             3032%             3148%             3961%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2000 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                                                                                                         Lipper
                                                                                                        Russell         Large Cap
                                                      Premier        Historical        S&P 500            1000            Growth
                                                      Growth         Portfolios         Index         Growth Index      Fund Index
One year ......................................        9.93%           15.27%           13.27%           23.43%           23.73%
Three years ...................................       19.61            22.74            16.44            22.74            21.95
Five years ....................................       23.84            25.65            21.68            25.07            23.41
Ten years .....................................       21.70*           23.25            19.42            21.44            20.75
Since January 1, 1979 .........................          --            20.67            17.16            17.36            18.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92

Performance of a Similarly Managed Fund. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of Alliance Health Care Fund. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to the Alliance Health Care Fund.


Norman Fidel, the portfolio manager of Alliance Health Care Fund, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $2 billion of Health Care Industries assets, including approximately $646 million of assets in the ACM Fund as of September 30, 2000.


The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Health Care Fund, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1988, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 2000.

The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by Alliance Health Care Fund, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for Alliance Health Care Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Alliance Health Care Fund in accordance with the plan adopted by Alliance Health Care Fund's Board of Directors under Commission Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the Alliance

Health Care Fund. The investment performance for the periods presented may not be indicative of future rates of return.

                       ACM International Health Care Fund


                                                                Total Returns
                                                                -------------
    1988....................................................        21.82%
    1989....................................................        46.75%
    1990....................................................        25.96%
    1991....................................................        83.07%
    1992....................................................       -10.46%
    1993....................................................        -1.38%
    1994....................................................        13.84%
    1995....................................................        46.49%
    1996....................................................         2.18%
    1997....................................................        23.07%
    1998....................................................        24.29%
    1999....................................................        -3.03%
    2000*...................................................        27.00%

                           Average Annual Total Return
                           (for periods ended 9/30/00)
                           ---------------------------
    One year................................................        39.66%
    Five years..............................................        17.07%
    Ten years...............................................        20.01%
Cumulative Total Return of the ACM Fund from 12/31/87 to 9/30/00:    1068%

--------------------------------------------------------------------------------
*     Through September 30, 2000 (unannualized)


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

            --Initial:                          $250
            --Subsequent:                       $ 50
            --Automatic Investment Program:     $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

-- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

-- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

-- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

-- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

-- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                            Initial Sales Charge

                                           As % of        As % of     Commission
                                          Net Amount     Offering     to Dealer/
                                          Invested        Price       Agent as
                                                                        % of
                                                                      Offering
Amount Purchased                                                        Price
--------------------------------------------------------------------------------
Up to $100,000                              4.44%         4.25%         4.00%
$100,000 up to $250,000                     3.36          3.25          3.00
$250,000 up to $500,000                     2.30          2.25          2.00
$500,000 up to $1,000,000                   1.78          1.75          1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

                 Years Since Purchase                 CDSC
                 First                                4.0%
                 Second                               3.0%
                 Third                                2.0%
                 Fourth                               1.0%
                 Fifth                                None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                      Rule 12b-1 Fee (As a Percentage of
                                      Aggregate Average Daily Net Assets)
Class A                                              .30%*
Class B                                             1.00%
Class C                                             1.00%

--------------------------------------------------------------------------------
* The fee under the Rule 12b-1 Plan for the Class A shares of Alliance Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund, and Alliance Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .        $    35.82        $     (.10)(b)           $     2.71        $     2.61
     Year ended 11/30/99 ...             27.50              (.28)(b)                 9.21              8.93
     Year ended 11/30/98 ...             22.00              (.15)(b)                 7.11              6.96
     Year ended 11/30/97 ...             17.98              (.10)(b)                 5.20              5.10
     Year ended 11/30/96 ...             16.09              (.04)(b)                 3.20              3.16
     Year ended 11/30/95 ...             11.41              (.03)                    5.38              5.35
     Class B
     12/1/99 to 5/31/00+++ .        $    34.05        $     (.21)(b)           $     2.56        $     2.35
     Year ended 11/30/99 ...             26.33              (.48)(b)                 8.81              8.33
     Year ended 11/30/98 ...             21.26              (.30)(b)                 6.83              6.53
     Year ended 11/30/97 ...             17.52              (.23)(b)                 5.05              4.82
     Year ended 11/30/96 ...             15.81              (.14)(b)                 3.12              2.98
     Year ended 11/30/95 ...             11.29              (.11)                    5.30              5.19
     Class C
     12/1/99 to 5/31/00+++ .        $    34.09        $     (.21)(b)           $     2.57        $     2.36
     Year ended 11/30/99 ...             26.36              (.49)(b)                 8.83              8.34
     Year ended 11/30/98 ...             21.29              (.31)(b)                 6.84              6.53
     Year ended 11/30/97 ...             17.54              (.24)(b)                 5.07              4.83
     Year ended 11/30/96 ...             15.82              (.14)(b)                 3.13              2.99
     Year ended 11/30/95 ...             11.30              (.08)                    5.27              5.19

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.06)(b)(c)        $     2.46        $     2.40
     Class B
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.13)(b)(c)        $     2.46        $     2.33
     Class C
     8/27/99+ to 6/30/00 ...        $    10.00        $     (.12)(b)(c)        $     2.45        $     2.33

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .        $    56.32        $     (.08)(b)           $     6.76        $     6.68
     Year ended 10/31/99 ...             47.17              (.15)(b)                13.01             12.86
     Year ended 10/31/98 ...             43.95              (.05)(b)                 6.18              6.13
     Year ended 10/31/97 ...             34.91              (.10)(b)                10.17             10.07
     Year ended 10/31/96 ...             29.48               .05                     6.20              6.25
     Year ended 10/31/95 ...             25.08               .12                     4.80              4.92
     Class B
     11/1/99 to 4/30/00+++ .        $    44.40        $     (.21)(b)           $     5.26        $     5.05
     Year ended 10/31/99 ...             38.15              (.42)(b)                10.38              9.96
     Year ended 10/31/98 ...             36.31              (.31)(b)                 5.06              4.75
     Year ended 10/31/97 ...             29.21              (.31)(b)                 8.44              8.13
     Year ended 10/31/96 ...             24.78              (.12)                    5.18              5.06
     Year ended 10/31/95 ...             21.21              (.02)                    4.01              3.99
     Class C
     11/1/99 to 4/30/00+++ .        $    44.42        $     (.21)(b)           $     5.27        $     5.06
     Year ended 10/31/99 ...             38.17              (.42)(b)                10.38              9.96
     Year ended 10/31/98 ...             36.33              (.31)(b)                 5.06              4.75
     Year ended 10/31/97 ...             29.22              (.31)(b)                 8.45              8.14
     Year ended 10/31/96 ...             24.79              (.12)                    5.18              5.06
     Year ended 10/31/95 ...             21.22              (.03)                    4.02              3.99

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .        $   111.46        $     (.63)(b)           $    25.01        $    24.38
     Year ended 11/30/99 ...             68.60              (.99)(b)                49.02             48.03
     Year ended 11/30/98 ...             54.44              (.68)(b)                15.42             14.74
     Year ended 11/30/97 ...             51.15              (.51)(b)                 4.22              3.71
     Year ended 11/30/96 ...             46.64              (.39)(b)                 7.28              6.89
     Year ended 11/30/95 ...             31.98              (.30)(b)                18.13             17.83
     Class B
     12/1/99 to 5/31/00+++ .        $   105.73        $    (1.05)(b)           $    23.69        $    22.64
     Year ended 11/30/99 ...             65.75             (1.54)(b)                46.69             45.15
     Year ended 11/30/98 ...             52.58             (1.08)(b)                14.83             13.75
     Year ended 11/30/97 ...             49.76              (.88)(b)                 4.12              3.24
     Year ended 11/30/96 ...             45.76              (.70)(b)                 7.08              6.38
     Year ended 11/30/95 ...             31.61              (.60)(b)                17.92             17.32
     Class C
     12/1/99 to 5/31/00+++ .        $   105.69        $    (1.06)(b)           $    23.69        $    22.63
     Year ended 11/30/99 ...             65.74             (1.57)(b)                46.69             45.12
     Year ended 11/30/98 ...             52.57             (1.08)(b)                14.83             13.75
     Year ended 11/30/97 ...             49.76              (.88)(b)                 4.11              3.23
     Year ended 11/30/96 ...             45.77              (.70)(b)                 7.07              6.37
     Year ended 11/30/95 ...             31.61              (.58)(b)                17.91             17.33

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    36.07
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             35.82
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             27.50
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             22.00
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.98
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             16.09
     Class B
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    34.04
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             34.05
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             26.33
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             21.26
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.52
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             15.81
     Class C
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (2.36)        $    (2.36)        $    34.09
     Year ended 11/30/99 ...              0.00               0.00              (.61)              (.61)             34.09
     Year ended 11/30/98 ...              0.00               0.00             (1.46)             (1.46)             26.36
     Year ended 11/30/97 ...              0.00               0.00             (1.08)             (1.08)             21.29
     Year ended 11/30/96 ...              0.00               0.00             (1.27)             (1.27)             17.54
     Year ended 11/30/95 ...              0.00               0.00              (.67)              (.67)             15.82

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.40
     Class B
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.33
     Class C
     8/27/99+ to 6/30/00 ...        $     0.00         $     0.00        $     0.00         $     0.00         $    12.33

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    55.56
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             56.32
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             47.17
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             43.95
     Year ended 10/31/96 ...              (.19)              0.00              (.63)              (.82)             34.91
     Year ended 10/31/95 ...              (.11)              0.00              (.41)              (.52)             29.48
     Class B
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    42.01
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             44.40
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             38.15
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             36.31
     Year ended 10/31/96 ...              0.00               0.00              (.63)              (.63)             29.21
     Year ended 10/31/95 ...              (.01)              0.00              (.41)              (.42)             24.78
     Class C
     11/1/99 to 4/30/00+++ .        $     0.00         $     0.00        $    (7.44)        $    (7.44)        $    42.04
     Year ended 10/31/99 ...              0.00               0.00             (3.71)             (3.71)             44.42
     Year ended 10/31/98 ...              0.00               0.00             (2.91)             (2.91)             38.17
     Year ended 10/31/97 ...              0.00               0.00             (1.03)             (1.03)             36.33
     Year ended 10/31/96 ...              0.00               0.00              (.63)              (.63)             29.22
     Year ended 10/31/95 ...              (.01)              0.00              (.41)              (.42)             24.79

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   131.80
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            111.46
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             68.60
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             54.44
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             51.15
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             46.64
     Class B
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   124.33
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            105.73
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             65.75
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             52.58
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             49.76
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             45.76
     Class C
     12/1/99 to 5/31/00+++ .        $     0.00         $     0.00        $    (4.04)        $    (4.04)        $   124.28
     Year ended 11/30/99 ...              0.00               0.00             (5.17)             (5.17)            105.69
     Year ended 11/30/98 ...              0.00               0.00              (.58)              (.58)             65.74
     Year ended 11/30/97 ...              0.00               0.00              (.42)              (.42)             52.57
     Year ended 11/30/96 ...              0.00               0.00             (2.38)             (2.38)             49.76
     Year ended 11/30/95 ...              0.00               0.00             (3.17)             (3.17)             45.77

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Premier Growth Fund
     Class A
     12/1/99 to 5/31/00+++ .             7.67%        $5,432,865              1.39%*                 (.53)%*                68%
     Year ended 11/30/99 ...            33.13%         4,285,490              1.50                   (.85)                  75
     Year ended 11/30/98 ...            33.94          1,418,262              1.59(f)                (.59)                  82
     Year ended 11/30/97 ...            30.46            373,099              1.57                   (.52)                  76
     Year ended 11/30/96 ...            21.52            172,870              1.65                   (.27)                  95
     Year ended 11/30/95 ...            49.95             72,366              1.75                   (.28)                 114
     Class B
     12/1/99 to 5/31/00+++ .             7.29%        $9,915,193              2.08%*                (1.22)%*                68%
     Year ended 11/30/99 ...            32.30          8,161,471              2.18                  (1.53)                  75
     Year ended 11/30/98 ...            33.04          2,799,288              2.28(f)               (1.27)                  82
     Year ended 11/30/97 ...            29.62            858,449              2.25                  (1.20)                  76
     Year ended 11/30/96 ...            20.70            404,137              2.32                   (.94)                  95
     Year ended 11/30/95 ...            49.01            238,088              2.43                   (.95)                 114
     Class C
     12/1/99 to 5/31/00+++ .             7.30%        $3,720,469              2.08%*                (1.22)%*                68%
     Year ended 11/30/99 ...            32.31          2,965,440              2.18                  (1.53)                  75
     Year ended 11/30/98 ...            32.99            862,193              2.28(f)               (1.30)                  82
     Year ended 11/30/97 ...            29.64            177,923              2.24                  (1.22)                  76
     Year ended 11/30/96 ...            20.76             60,194              2.32                   (.94)                  95
     Year ended 11/30/95 ...            48.96             20,679              2.42                   (.97)                 114

Alliance Health Care Fund
     Class A
     8/27/99+ to 6/30/00 ...            24.00%        $   55,412              1.92%*(d)              (.67)%*                26%
     Class B
     8/27/99+ to 6/30/00 ...            23.30%        $  144,659              2.64%*(d)             (1.40)%*                26%
     Class C
     8/27/99+ to 6/30/00 ...            23.30%        $   44,582              2.63%*(d)             (1.38)%*                26%

Alliance Growth Fund
     Class A
     11/1/99 to 4/30/00+++ .            12.31%        $1,677,919              1.13%*                 (.28)%*                38%
     Year ended 10/31/99 ...            28.69          1,441,962              1.18                   (.28)                  62
     Year ended 10/31/98 ...            14.56          1,008,093              1.22(f)                (.11)                  61
     Year ended 10/31/97 ...            29.54            783,110              1.26(f)                (.25)                  48
     Year ended 10/31/96 ...            21.65            499,459              1.30                    .15                   46
     Year ended 10/31/95 ...            20.18            285,161              1.35                    .56                   61
     Class B
     11/1/99 to 4/30/00+++ .            11.89%        $5,640,866              1.84%*                (1.00)%*                38%
     Year ended 10/31/99 ...            27.79          5,265,153              1.90                  (1.00)                  62
     Year ended 10/31/98 ...            13.78          4,230,756              1.94(f)                (.83)                  61
     Year ended 10/31/97 ...            28.64          3,578,806              1.96(f)                (.94)                  48
     Year ended 10/31/96 ...            20.82          2,498,097              1.99                   (.54)                  46
     Year ended 10/31/95 ...            19.33          1,052,020              2.05                   (.15)                  61
     Class C
     11/1/99 to 4/30/00+++ .            11.91%        $1,044,948              1.84%*                 (.99)%*                38%
     Year ended 10/31/99 ...            27.78            923,483              1.90                  (1.00)                  62
     Year ended 10/31/98 ...            13.76            718,688              1.93(f)                (.83)                  61
     Year ended 10/31/97 ...            28.66            599,449              1.97(f)                (.95)                  48
     Year ended 10/31/96 ...            20.81            403,478              2.00                   (.55)                  46
     Year ended 10/31/95 ...            19.32            226,662              2.05                   (.15)                  61

Alliance Technology Fund
     Class A
     12/1/99 to 5/31/00+++ .            22.40%        $3,472,183              1.53%*                 (.90)%*                23%
     Year ended 11/30/99 ...            74.67          2,167,060              1.68(f)               (1.11)                  54
     Year ended 11/30/98 ...            27.36            824,636              1.66(f)               (1.13)                  67
     Year ended 11/30/97 ...             7.32            624,716              1.67(f)                (.97)                  51
     Year ended 11/30/96 ...            16.05            594,861              1.74                   (.87)                  30
     Year ended 11/30/95 ...            61.93            398,262              1.75                   (.77)                  55
     Class B
     12/1/99 to 5/31/00+++ .            21.95%        $6,063,004              2.23%*                (1.61)%*                23%
     Year ended 11/30/99 ...            73.44          3,922,584              2.39(f)               (1.83)                  54
     Year ended 11/30/98 ...            26.44          1,490,578              2.39(f)               (1.86)                  67
     Year ended 11/30/97 ...             6.57          1,053,436              2.38(f)               (1.70)                  51
     Year ended 11/30/96 ...            15.20            660,921              2.44                  (1.61)                  30
     Year ended 11/30/95 ...            60.95            277,111              2.48                  (1.47)                  55
     Class C
     12/1/99 to 5/31/00+++ .            21.95%        $1,585,521              2.23%*                (1.61)%*                23%
     Year ended 11/30/99 ...            73.40            907,707              2.41(f)               (1.85)                  54
     Year ended 11/30/98 ...            26.44            271,320              2.40(f)               (1.87)                  67
     Year ended 11/30/97 ...             6.55            184,194              2.38(f)               (1.70)                  51
     Year ended 11/30/96 ...            15.17            108,488              2.44                  (1.60)                  30
     Year ended 11/30/95 ...            60.98             43,161              2.48                  (1.47)                  55


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     60 & 61

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....     $    23.84        $     (.12)(b)          $     4.54         $     4.42
     Year ended 9/30/99 .......          22.27              (.22)(b)                2.80               2.58
     Year ended 9/30/98 .......          30.37              (.17)(b)               (6.70)             (6.87)
     Year ended 9/30/97 .......          27.92              (.24)(b)                6.80               6.56
     Year ended 9/30/96 .......          24.16              (.25)                   8.82               8.57
     Year ended 9/30/95 .......          22.65              (.22)(b)                5.59               5.37
     Class B
     10/1/99 to 3/31/00+++ ....     $    21.32        $     (.19)(b)          $     4.05         $     3.86
     Year ended 9/30/99 .......          20.17              (.37)(b)                2.53               2.16
     Year ended 9/30/98 .......          27.83              (.36)(b)               (6.07)             (6.43)
     Year ended 9/30/97 .......          26.13              (.42)(b)                6.23               5.81
     Year ended 9/30/96 .......          23.03              (.20)                   8.11               7.91
     Year ended 9/30/95 .......          21.92              (.37)(b)                5.34               4.97
     Class C
     10/1/99 to 3/31/00+++ ....     $    21.34        $     (.20)(b)          $     4.06         $     3.86
     Year ended 9/30/99 .......          20.18              (.36)(b)                2.53               2.17
     Year ended 9/30/98 .......          27.85              (.35)(b)               (6.09)             (6.44)
     Year ended 9/30/97 .......          26.14              (.42)(b)                6.24               5.82
     Year ended 9/30/96 .......          23.05              (.20)                   8.10               7.90
     Year ended 9/30/95 .......          21.92              (.37)(b)                5.36               4.99

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....     $     7.55        $     (.01)(b)          $     (.32)        $     (.33)
     Year ended 11/30/99 ......           5.97              (.03)(b)                2.00               1.97
     Year ended 11/30/98 ......           8.70              (.02)(b)                (.54)              (.56)
     Year ended 11/30/97 ......           7.71              (.02)(b)                2.09               2.07
     Year ended 11/30/96 ......           7.72               .02                    1.06               1.08
     Year ended 11/30/95 ......           6.63               .02(b)                 2.08               2.10
     Class B
     12/1/99 to 5/31/00+++ ....     $     6.87        $     (.04)(b)          $     (.29)        $     (.33)
     Year ended 11/30/99 ......           5.51              (.07)(b)                1.82               1.75
     Year ended 11/30/98 ......           8.25              (.07)(b)                (.50)              (.57)
     Year ended 11/30/97 ......           7.40              (.08)(b)                1.99               1.91
     Year ended 11/30/96 ......           7.49              (.01)                    .99                .98
     Year ended 11/30/95 ......           6.50              (.03)(b)                2.02               1.99
     Class C
     12/1/99 to 5/31/00+++ ....     $     6.86        $     (.04)(b)          $     (.29)        $     (.33)
     Year ended 11/30/99 ......           5.50              (.08)(b)                1.83               1.75
     Year ended 11/30/98 ......           8.26              (.07)(b)                (.52)              (.59)
     Year ended 11/30/97 ......           7.41              (.08)(b)                1.99               1.91
     Year ended 11/30/96 ......           7.50              (.02)                   1.00                .98
     Year ended 11/30/95 ......           6.50              (.03)(b)                2.03               2.00

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....     $     3.70        $      .02(b)           $      .21         $      .23
     Year ended 10/31/99 ......           3.44               .03(b)                  .62                .65
     Year ended 10/31/98 ......           3.48               .03(b)                  .43                .46
     Year ended 10/31/97 ......           3.00               .04(b)                  .87                .91
     Year ended 10/31/96 ......           2.71               .05                     .50                .55
     Year ended 10/31/95 ......           2.35               .02                     .52                .54
     Class B
     11/1/99 to 4/30/00+++ ....     $     3.66        $      .00(b)           $      .21         $      .21
     Year ended 10/31/99 ......           3.41               .00(b)                  .62                .62
     Year ended 10/31/98 ......           3.45               .01(b)                  .43                .44
     Year ended 10/31/97 ......           2.99               .02(b)                  .85                .87
     Year ended 10/31/96 ......           2.69               .03                     .51                .54
     Year ended 10/31/95 ......           2.34               .01                     .49                .50
     Class C
     11/1/99 to 4/30/00+++ ....     $     3.66        $      .00(b)           $      .21         $      .21
     Year ended 10/31/99 ......           3.41               .00(b)                  .62                .62
     Year ended 10/31/98 ......           3.45               .01(b)                  .43                .44
     Year ended 10/31/97 ......           2.99               .02(b)                  .85                .87
     Year ended 10/31/96 ......           2.70               .03                     .50                .53
     Year ended 10/31/95 ......           2.34               .01                     .50                .51

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    28.26
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             23.84
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             22.27
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             30.37
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             27.92
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             24.16
     Class B
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    25.18
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             21.32
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             20.17
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             27.83
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             26.13
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             23.03
     Class C
     10/1/99 to 3/31/00+++ ....      $     0.00         $     0.00       $     0.00         $     0.00         $    25.20
     Year ended 9/30/99 .......            0.00               0.00            (1.01)             (1.01)             21.34
     Year ended 9/30/98 .......            0.00               0.00            (1.23)             (1.23)             20.18
     Year ended 9/30/97 .......            0.00               0.00            (4.11)             (4.11)             27.85
     Year ended 9/30/96 .......            0.00               0.00            (4.81)             (4.81)             26.14
     Year ended 9/30/95 .......            0.00               0.00            (3.86)             (3.86)             23.05

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     6.58
     Year ended 11/30/99 ......            0.00         $     0.00             (.39)              (.39)              7.55
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.97
     Year ended 11/30/97 ......            (.02)              0.00            (1.06)             (1.08)              8.70
     Year ended 11/30/96 ......            (.02)              0.00            (1.07)             (1.09)              7.71
     Year ended 11/30/95 ......            (.01)              0.00            (1.00)             (1.01)              7.72
     Class B
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     5.90
     Year ended 11/30/99 ......            0.00               0.00             (.39)              (.39)              6.87
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.51
     Year ended 11/30/97 ......            0.00               0.00            (1.06)             (1.06)              8.25
     Year ended 11/30/96 ......            0.00               0.00            (1.07)             (1.07)              7.40
     Year ended 11/30/95 ......            0.00               0.00            (1.00)             (1.00)              7.49
     Class C
     12/1/99 to 5/31/00+++ ....      $     0.00         $     0.00       $     (.64)        $     (.64)        $     5.89
     Year ended 11/30/99 ......            0.00               0.00             (.39)              (.39)              6.86
     Year ended 11/30/98 ......            0.00               0.00            (2.17)             (2.17)              5.50
     Year ended 11/30/97 ......            0.00               0.00            (1.06)             (1.06)              8.26
     Year ended 11/30/96 ......            0.00               0.00            (1.07)             (1.07)              7.41
     Year ended 11/30/95 ......            0.00               0.00            (1.00)             (1.00)              7.50

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....      $     (.02)        $     0.00       $     (.17)        $     (.19)        $     3.74
     Year ended 10/31/99 ......            (.03)              (.01)            (.35)              (.39)              3.70
     Year ended 10/31/98 ......            (.04)              0.00             (.46)              (.50)              3.44
     Year ended 10/31/97 ......            (.05)              0.00             (.38)              (.43)              3.48
     Year ended 10/31/96 ......            (.05)              0.00             (.21)              (.26)              3.00
     Year ended 10/31/95 ......            (.06)              0.00             (.12)              (.18)              2.71
     Class B
     11/1/99 to 4/30/00+++ ....      $     (.01)        $     0.00       $     (.17)        $     (.18)        $     3.69
     Year ended 10/31/99 ......            0.00               (.02)            (.35)              (.37)              3.66
     Year ended 10/31/98 ......            (.02)              0.00             (.46)              (.48)              3.41
     Year ended 10/31/97 ......            (.03)              0.00             (.38)              (.41)              3.45
     Year ended 10/31/96 ......            (.03)              0.00             (.21)              (.24)              2.99
     Year ended 10/31/95 ......            (.03)              0.00             (.12)              (.15)              2.69
     Class C
     11/1/99 to 4/30/00+++ ....      $     (.01)        $     0.00       $     (.17)        $     (.18)        $     3.69
     Year ended 10/31/99 ......            0.00               (.02)            (.35)              (.37)              3.66
     Year ended 10/31/98 ......            (.02)              0.00             (.46)              (.48)              3.41
     Year ended 10/31/97 ......            (.03)              0.00             (.38)              (.41)              3.45
     Year ended 10/31/96 ......            (.03)              0.00             (.21)              (.24)              2.99
     Year ended 10/31/95 ......            (.03)              0.00             (.12)              (.15)              2.70

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Quasar Fund
     Class A
     10/1/99 to 3/31/00+++ ....         18.54%       $  467,721              1.67%*(f)                (.90)%*                86%
     Year ended 9/30/99 .......         11.89           517,289              1.69(f)                  (.90)                  91
     Year ended 9/30/98 .......        (23.45)          495,070              1.61(f)                  (.59)                 109
     Year ended 9/30/97 .......         27.81           402,081              1.67                     (.91)                 135
     Year ended 9/30/96 .......         42.42           229,798              1.79                    (1.11)                 168
     Year ended 9/30/95 .......         30.73           146,663              1.83                    (1.06)                 160
     Class B
     10/1/99 to 3/31/00+++ ....         18.10%       $  568,729              2.41%*(f)               (1.64)%*                86%
     Year ended 9/30/99 .......         11.01           587,919              2.46(f)                 (1.68)                  91
     Year ended 9/30/98 .......        (24.03)          625,147              2.39(f)                 (1.36)                 109
     Year ended 9/30/97 .......         26.70           503,037              2.51                    (1.73)                 135
     Year ended 9/30/96 .......         41.48           112,490              2.62                    (1.96)                 168
     Year ended 9/30/95 .......         29.78            16,604              2.65                    (1.88)                 160
     Class C
     10/1/99 to 3/31/00+++ ....         18.09%       $  151,965              2.41%*(f)               (1.63)%*                86%
     Year ended 9/30/99 .......         11.05           168,120              2.45(f)                 (1.66)                  91
     Year ended 9/30/98 .......        (24.05)          182,110              2.38(f)                 (1.35)                 109
     Year ended 9/30/97 .......         26.74           145,494              2.50                    (1.72)                 135
     Year ended 9/30/96 .......         41.46            28,541              2.61                    (1.94)                 168
     Year ended 9/30/95 .......         29.87             1,611              2.64                    (1.76)                 160

The Alliance Fund
     Class A
     12/1/99 to 5/31/00+++ ....         (4.89)%      $1,078,444              1.03%*                   (.33)%*                46%
     Year ended 11/30/99 ......         35.37         1,128,166              1.06                     (.41)                  97
     Year ended 11/30/98 ......         (8.48)          953,181              1.03                     (.36)                 106
     Year ended 11/30/97 ......         31.82         1,201,435              1.03                     (.29)                 158
     Year ended 11/30/96 ......         16.49           999,067              1.04                      .30                   80
     Year ended 11/30/95 ......         37.87           945,309              1.08                      .31                   81
     Class B
     12/1/99 to 5/31/00+++ ....         (5.42)%      $   96,805              1.86%*                  (1.16)%*                46%
     Year ended 11/30/99 ......         34.24           101,858              1.89                    (1.23)                  97
     Year ended 11/30/98 ......         (9.27)           85,456              1.84                    (1.17)                 106
     Year ended 11/30/97 ......         30.74            70,461              1.85                    (1.12)                 158
     Year ended 11/30/96 ......         15.47            44,450              1.87                     (.53)                  80
     Year ended 11/30/95 ......         36.61            31,738              1.90                     (.53)                  81
     Class C
     12/1/99 to 5/31/00+++ ....         (5.43)%      $   25,641              1.85%*                  (1.16)%*                46%
     Year ended 11/30/99 ......         34.31            28,025              1.86                    (1.22)                  97
     Year ended 11/30/98 ......         (9.58)           21,231              1.84                    (1.18)                 106
     Year ended 11/30/97 ......         30.72            18,871              1.83                    (1.10)                 158
     Year ended 11/30/96 ......         15.48            13,899              1.86                     (.51)                  80
     Year ended 11/30/95 ......         36.79            10,078              1.89                     (.51)                  81

Alliance Growth and Income Fund
     Class A
     11/1/99 to 4/30/00+++ ....          6.76%       $1,685,202               .91%*                    .94%*                 28%
     Year ended 10/31/99 ......         20.48         1,503,874               .93                      .87                   48
     Year ended 10/31/98 ......         14.70           988,965               .93(f)                   .96                   89
     Year ended 10/31/97 ......         33.28           787,566               .92(f)                  1.39                   88
     Year ended 10/31/96 ......         21.51           553,151               .97                     1.73                   88
     Year ended 10/31/95 ......         24.21           458,158              1.05                     1.88                  142
     Class B
     11/1/99 to 4/30/00+++ ....          6.20%       $2,079,387              1.68%*                    .17%*                 28%
     Year ended 10/31/99 ......         19.56         1,842,045              1.70                      .09                   48
     Year ended 10/31/98 ......         14.07           787,730              1.72(f)                   .17                   89
     Year ended 10/31/97 ......         31.83           456,399              1.72(f)                   .56                   88
     Year ended 10/31/96 ......         21.20           235,263              1.78                      .91                   88
     Year ended 10/31/95 ......         22.84           136,758              1.86                     1.05                  142
     Class C
     11/1/99 to 4/30/00+++ ....          6.18%       $  617,713              1.67%*                    .19%*                 28%
     Year ended 10/31/99 ......         19.56           518,185              1.69                      .11                   48
     Year ended 10/31/98 ......         14.07           179,487              1.72(f)                   .18                   89
     Year ended 10/31/97 ......         31.83           106,526              1.71(f)                   .58                   88
     Year ended 10/31/96 ......         20.72            61,356              1.76                      .93                   88
     Year ended 10/31/95 ......         23.30            35,835              1.84                     1.04                  142


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     62 & 63

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........   $  15.63          $    .40(b)             $    .49           $    .89
     Year ended 7/31/99 .........      15.97               .36(b)                 1.29               1.65
     Year ended 7/31/98 .........      16.17               .33(b)                 1.86               2.19
     Year ended 7/31/97 .........      14.01               .31(b)                 3.97               4.28
     Year ended 7/31/96 .........      15.08               .37                     .45                .82
     Class B
     Year ended 7/31/00 .........   $  15.11          $    .27(b)             $    .48           $    .75
     Year ended 7/31/99 .........      15.54               .23(b)                 1.25               1.48
     Year ended 7/31/98 .........      15.83               .21(b)                 1.81               2.02
     Year ended 7/31/97 .........      13.79               .19(b)                 3.89               4.08
     Year ended 7/31/96 .........      14.88               .28                     .42                .70
     Class C
     Year ended 7/31/00 .........   $  15.15          $    .28(b)             $    .48           $    .76
     Year ended 7/31/99 .........      15.57               .24(b)                 1.25               1.49
     Year ended 7/31/98 .........      15.86               .21(b)                 1.81               2.02
     Year ended 7/31/97 .........      13.81               .20(b)                 3.89               4.09
     Year ended 7/31/96 .........      14.89               .26                     .45                .71

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......   $  16.91          $   1.33(b)(c)          $   (.37)          $    .96
     Year ended 11/30/99 ........      14.68               .36(b)(c)              2.53               2.89
     Year ended 11/30/98 ........      12.48               .30(b)(c)              2.69               2.99
     Year ended 11/30/97 ........      10.59               .32(b)(c)              2.04               2.36
     Year ended 11/30/96 ........      10.22               .18(b)(c)               .65                .83
     Year ended 11/30/95 ........       8.97               .27(b)(c)              1.43               1.70
     Class B
     12/1/99 to 5/31/00+++ ......   $  16.80          $   1.28(b)(c)          $   (.39)          $    .89
     Year ended 11/30/99 ........      14.62               .25(b)(c)              2.52               2.77
     Year ended 11/30/98 ........      12.46               .21(b)(c)              2.67               2.88
     Year ended 11/30/97 ........      10.57               .25(b)(c)              2.04               2.29
     Year ended 11/30/96 ........      10.20               .10(b)(c)               .67                .77
     Year ended 11/30/95 ........       8.96               .18(b)(c)              1.45               1.63
     Class C
     12/1/99 to 5/31/00+++ ......   $  16.82          $   1.26(b)(c)          $   (.37)          $    .89
     Year ended 11/30/99 ........      14.65               .25(b)(c)              2.51               2.76
     Year ended 11/30/98 ........      12.47               .21(b)(c)              2.69               2.90
     Year ended 11/30/97 ........      10.59               .25(b)(c)              2.03               2.28
     Year ended 11/30/96 ........      10.22               .11(b)(c)               .66                .77
     Year ended 11/30/95 ........       8.97               .18(b)(c)              1.46               1.64

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........   $  10.19          $    .37(b)             $    .89           $   1.26
     Year ended 8/31/99 .........      10.47               .46(b)                 (.06)               .40
     Year ended 8/31/98 .........      12.80               .52(b)                (2.33)             (1.81)
     10/1/96+ to 8/31/97 ........      10.00               .30(b)                 2.88               3.18
     Class B
     Year ended 8/31/00 .........   $  10.17          $    .30(b)             $    .89           $   1.19
     Year ended 8/31/99 .........      10.44               .38(b)                 (.05)               .33
     Year ended 8/31/98 .........      12.79               .42(b)                (2.33)             (1.91)
     10/1/96+ to 8/31/97 ........      10.00               .23(b)                 2.89               3.12
     Class C
     Year ended 8/31/00 .........   $  10.17          $    .29(b)             $    .91           $   1.20
     Year ended 8/31/99 .........      10.44               .38(b)                 (.05)               .33
     Year ended 8/31/98 .........      12.79               .42(b)                (2.33)             (1.91)
     10/1/96+ to 8/31/97 ........      10.00               .23(b)                 2.89               3.12

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........    $   (.35)           $   0.00         $   (.64)          $   (.99)          $  15.53
     Year ended 7/31/99 .........        (.34)               0.00            (1.65)             (1.99)             15.63
     Year ended 7/31/98 .........        (.32)               0.00            (2.07)             (2.39)             15.97
     Year ended 7/31/97 .........        (.32)               0.00            (1.80)             (2.12)             16.17
     Year ended 7/31/96 .........        (.41)               0.00            (1.48)             (1.89)             14.01
     Class B
     Year ended 7/31/00 .........    $   (.26)           $   0.00         $   (.64)          $   (.90)          $  14.96
     Year ended 7/31/99 .........        (.26)               0.00            (1.65)             (1.91)             15.11
     Year ended 7/31/98 ......        (.24)               0.00            (2.07)             (2.31)             15.54
     Year ended 7/31/97 .........        (.24)               0.00            (1.80)             (2.04)             15.83
     Year ended 7/31/96 .........        (.31)               0.00            (1.48)             (1.79)             13.79
     Class C
     Year ended 7/31/00 .........    $   (.26)           $   0.00         $   (.64)          $   (.90)          $  15.01
     Year ended 7/31/99 .........        (.26)               0.00            (1.65)             (1.91)             15.15
     Year ended 7/31/98 .........        (.24)               0.00            (2.07)             (2.31)             15.57
     Year ended 7/31/97 .........        (.24)               0.00            (1.80)             (2.04)             15.86
     Year ended 7/31/96 .........        (.31)               0.00            (1.48)             (1.79)             13.81

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......    $   (.16)           $   0.00         $   (.94)          $  (1.10)          $  16.77
     Year ended 11/30/99 ........        (.32)               0.00             (.34)              (.66)             16.91
     Year ended 11/30/98 ........        (.32)               0.00             (.47)              (.79)             14.68
     Year ended 11/30/97 ........        (.34)               0.00             (.13)              (.47)             12.48
     Year ended 11/30/96 ........        (.46)               0.00             0.00               (.46)             10.59
     Year ended 11/30/95 ........        (.45)               0.00             0.00               (.45)             10.22
     Class B
     12/1/99 to 5/31/00+++ ......    $   (.12)           $   0.00         $   (.94)          $  (1.06)          $  16.63
     Year ended 11/30/99 ........        (.25)               0.00             (.34)              (.59)             16.80
     Year ended 11/30/98 ........        (.25)               0.00             (.47)              (.72)             14.62
     Year ended 11/30/97 ........        (.27)               0.00             (.13)              (.40)             12.46
     Year ended 11/30/96 ........        (.40)               0.00             0.00               (.40)             10.57
     Year ended 11/30/95 ........        (.39)               0.00             0.00               (.39)             10.20
     Class C
     12/1/99 to 5/31/00+++ ......    $   (.12)           $   0.00         $   (.94)          $  (1.06)          $  16.65
     Year ended 11/30/99 ........        (.25)               0.00             (.34)              (.59)             16.82
     Year ended 11/30/98 ........        (.25)               0.00             (.47)              (.72)             14.65
     Year ended 11/30/97 ........        (.27)               0.00             (.13)              (.40)             12.47
     Year ended 11/30/96 ........        (.40)               0.00             0.00               (.40)             10.59
     Year ended 11/30/95 ........        (.39)               0.00             0.00               (.39)             10.22

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........    $   (.60)(g)        $     (0)        $   (.00)          $   (.60)          $  10.85
     Year ended 8/31/99 .........        (.48)(g)            (.10)            (.10)              (.68)             10.19
     Year ended 8/31/98 .........        (.51)               0.00             (.01)              (.52)             10.47
     10/1/96+ to 8/31/97 ........        (.38)(g)            0.00             0.00               (.38)             12.80
     Class B
     Year ended 8/31/00 .........    $   (.52)(g)        $  (0.00)        $   (.00)          $   (.52)          $  10.84
     Year ended 8/31/99 .........        (.40)(g)            (.10)            (.10)              (.60)             10.17
     Year ended 8/31/98 .........        (.43)               0.00             (.01)              (.44)             10.44
     10/1/96+ to 8/31/97 ........        (.33)(g)            0.00             0.00               (.33)             12.79
     Class C
     Year ended 8/31/00 .........    $   (.52)(g)        $  (0.00)        $   (.00)          $   (.52)          $  10.85
     Year ended 8/31/99 .........        (.40)(g)            (.10)            (.10)              (.60)             10.17
     Year ended 8/31/98 .........        (.43)               0.00             (.01)              (.44)             10.44
     10/1/96+ to 8/31/97 ........        (.33)(g)            0.00             0.00               (.33)             12.79

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Balanced Shares
     Class A
     Year ended 7/31/00 .........       6.22%           $212,326              1.12%                  2.62%                   76%
     Year ended 7/31/99 .........      11.44             189,953              1.22(f)                2.31                   105
     Year ended 7/31/98 .........      14.99             123,623              1.30(f)                2.07                   145
     Year ended 7/31/97 .........      33.46             115,500              1.47(f)                2.11                   207
     Year ended 7/31/96 .........       5.23             102,567              1.38                   2.41                   227
     Class B
     Year ended 7/31/00 .........       5.46%           $155,060              1.86%                  1.88%                   76%
     Year ended 7/31/99 .........      10.56             136,384              1.97(f)                1.56                   105
     Year ended 7/31/98 .........      14.13              47,728              2.06(f)                1.34                   145
     Year ended 7/31/97 .........      32.34              24,192              2.25(f)                1.32                   207
     Year ended 7/31/96 .........       4.45              18,393              2.16                   1.61                   227
     Class C
     Year ended 7/31/00 .........       5.52%           $ 65,214              1.86%                  1.88%                   76%
     Year ended 7/31/99 .........      10.60              63,517              1.96(f)                1.57                   105
     Year ended 7/31/98 .........      14.09              10,855              2.05(f)                1.36                   145
     Year ended 7/31/97 .........      32.37               5,510              2.23(f)                1.37                   207
     Year ended 7/31/96 .........       4.52               6,096              2.15                   1.63                   227

Alliance Utility Income Fund
     Class A
     12/1/99 to 5/31/00+++ ......       5.98%           $ 37,191              1.49%*(d)             15.87%*                  19%
     Year ended 11/30/99 ........      20.27              29,841              1.50(d)                2.26                    19
     Year ended 11/30/98 ........      24.99               9,793              1.50(d)                2.23                    16
     Year ended 11/30/97 ........      23.10               4,117              1.50(d)                2.89                    37
     Year ended 11/30/96 ........       8.47               3,294              1.50(d)                1.67                    98
     Year ended 11/30/95 ........      19.58               2,748              1.50(d)                2.48                   162
     Class B
     12/1/99 to 5/31/00+++ ......       5.61%           $102,261              2.20%*(d)             15.34%*                  19%
     Year ended 11/30/99 ........      19.45              80,806              2.20%(d)               1.55%                   19%
     Year ended 11/30/98 ........      24.02              35,550              2.20(d)                1.56                    16
     Year ended 11/30/97 ........      22.35              14,782              2.20(d)                2.27                    37
     Year ended 11/30/96 ........       7.82              13,561              2.20(d)                 .95                    98
     Year ended 11/30/95 ........      18.66              10,988              2.20(d)                1.60                   162
     Class C
     12/1/99 to 5/31/00+++ ......       5.60%           $ 24,572              2.20%*(d)             15.10%*                  19%
     Year ended 11/30/99 ........      19.34              20,605              2.20(d)                1.56                    19
     Year ended 11/30/98 ........      24.16               7,298              2.20(d)                1.54                    16
     Year ended 11/30/97 ........      22.21               3,413              2.20(d)                2.27                    37
     Year ended 11/30/96 ........       7.81               3,376              2.20(d)                 .94                    98
     Year ended 11/30/95 ........      18.76               3,500              2.20(d)                1.88                   162

Alliance Real Estate
Investment Fund
     Class A
     Year ended 8/31/00 .........      13.46%           $ 22,221              1.71%                  3.81%                   26%
     Year ended 8/31/99 .........       3.86              35,299              1.58                   4.57                    29
     Year ended 8/31/98 .........     (14.90)             51,214              1.55                   3.87                    23
     10/1/96+ to 8/31/97 ........      32.24              37,638              1.77*(d)(f)            2.73*                   20
     Class B
     Year ended 8/31/00 .........      12.68%           $113,542              2.41%                  3.13%                   26%
     Year ended 8/31/99 .........       3.20             168,741              2.31                   3.82                    29
     Year ended 8/31/98 .........     (15.56)            268,856              2.26                   3.16                    23
     10/1/96+ to 8/31/97 ........      31.49             186,802              2.44*(d)(f)            2.08*                   20
     Class C
     Year ended 8/31/00 .........      12.78%           $ 34,217              2.40%                  3.02%                   26%
     Year ended 8/31/99 .........       3.20              44,739              2.30                   3.77                    29
     Year ended 8/31/98 .........     (15.56)             69,575              2.26                   3.15                    23
     10/1/96+ to 8/31/97 ........      31.49              42,719              2.43*(d)(f)            2.06*                   20


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     64 & 65

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........     $  18.57         $   (.10)(b)            $   3.55            $   3.45
     Year ended 7/31/99 .........        21.85              .07(b)                 (.79)               (.72)
     Year ended 7/31/98 .........        18.61              .05(b)                 5.28                5.33
     Year ended 7/31/97 .........        15.84              .07(b)                 4.20                4.27
     Year ended 7/31/96 .........        15.11              .18                    1.02                1.20
     Class B
     Year ended 7/31/00 .........     $  17.39         $   (.23)(b)            $   3.31            $   3.08
     Year ended 7/31/99 .........        20.76             (.06)(b)                (.75)               (.81)
     Year ended 7/31/98 .........        17.87             (.08)(b)                5.02                4.94
     Year ended 7/31/97 .........        15.31             (.04)(b)                4.02                3.98
     Year ended 7/31/96 .........        14.71              .08                     .99                1.07
     Class C
     Year ended 7/31/00 .........     $  17.41         $   (.23)(b)            $   3.31            $   3.08
     Year ended 7/31/99 .........        20.77             (.05)(b)                (.75)               (.80)
     Year ended 7/31/98 .........        17.89             (.08)(b)                5.01                4.93
     Year ended 7/31/97 .........        15.33             (.04)(b)                4.02                3.98
     Year ended 7/31/96 .........        14.72              .08                    1.00                1.08

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........     $  11.84         $   (.04)(b)            $   2.83            $   2.79
     Year ended 6/30/99 .........        12.67              .00(b)                  .93                 .93
     Year ended 6/30/98 .........        13.26              .10(b)                  .85                 .95
     Year ended 6/30/97 .........        12.13              .15(b)                 2.55                2.70
     Year ended 6/30/96 .........        10.18              .10(b)                 1.85                1.95
     Class B
     Year ended 6/30/00 .........     $  11.50         $   (.13)(b)            $   2.75            $   2.62
     Year ended 6/30/99 .........        12.37             .(08)(b)                 .89                 .81
     Year ended 6/30/98 .........        13.04              .02(b)                  .82                 .84
     Year ended 6/30/97 .........        11.96              .08(b)                 2.50                2.58
     Year ended 6/30/96 .........        10.10             (.02)(b)                1.88                1.86
     Class C
     Year ended 6/30/00 .........     $  11.50         $   (.12)(b)            $   2.73            $   2.61
     Year ended 6/30/99 .........        12.37             .(08)(b)                 .89                 .81
     Year ended 6/30/98 .........        13.04              .05(b)                  .79                 .84
     Year ended 6/30/97 .........        11.96              .12(b)                 2.46                2.58
     Year ended 6/30/96 .........        10.10              .03(b)                 1.83                1.86

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......     $  13.22         $   (.04)(b)(c)         $    .47            $    .43
     Year ended 11/30/99 ........         9.63             (.15)(b)(c)             3.74                3.59
     3/3/98+ to 11/30/98 ........        10.00             (.08)(b)(c)             (.29)               (.37)
     Class B
     12/1/99 to 5/31/00+++ ......     $  13.05         $   (.09)(b)(c)         $    .49            $    .40
     Year ended 11/30/99 ........         9.58             (.22)(b)(c)             3.69                3.47
     3/3/98+ to 11/30/98 ........        10.00             (.13)(b)(c)             (.29)               (.42)
     Class C
     12/1/99 to 5/31/00+++ ......     $  13.05         $   (.09)(b)(c)         $    .48            $    .39
     Year ended 11/30/99 ........         9.57             (.22)(b)(c)             3.70                3.48
     3/3/98+ to 11/30/98 ........        10.00             (.15)(b)(c)             (.28)               (.43)

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  21.11
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           18.57
     Year ended 7/31/98 .........        0.00                (.04)           (2.05)              (2.09)           21.85
     Year ended 7/31/97 .........        (.15)               (.03)           (1.32)              (1.50)           18.61
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.84
     Class B
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  19.56
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           17.39
     Year ended 7/31/98 .........        0.00                0.00            (2.05)              (2.05)           20.76
     Year ended 7/31/97 .........        0.00                (.10)           (1.32)              (1.42)           17.87
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.31
     Class C
     Year ended 7/31/00 .........    $   0.00            $   0.00         $   (.91)           $   (.91)        $  19.58
     Year ended 7/31/99 .........        0.00                0.00            (2.56)              (2.56)           17.41
     Year ended 7/31/98 .........        0.00                0.00            (2.05)              (2.05)           20.77
     Year ended 7/31/97 .........        0.00                (.10)           (1.32)              (1.42)           17.89
     Year ended 7/31/96 .........        0.00                0.00             (.47)               (.47)           15.33

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.57
     Year ended 6/30/99 .........        (.12)               0.00            (1.64)              (1.76)           11.84
     Year ended 6/30/98 .........        (.18)               0.00            (1.36)              (1.54)           12.67
     Year ended 6/30/97 .........        (.15)               0.00            (1.42)              (1.57)           13.26
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            12.13
     Class B
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.06
     Year ended 6/30/99 .........        (.04)               0.00            (1.64)              (1.68)           11.50
     Year ended 6/30/98 .........        (.15)               0.00            (1.36)              (1.51)           12.37
     Year ended 6/30/97 .........        (.08)               0.00            (1.42)              (1.50)           13.04
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            11.96
     Class C
     Year ended 6/30/00 .........    $   0.00            $   0.00         $  (1.06)           $  (1.06)        $  13.05
     Year ended 6/30/99 .........        (.04)               0.00            (1.64)              (1.68)           11.50
     Year ended 6/30/98 .........        (.15)               0.00            (1.36)              (1.51)           12.37
     Year ended 6/30/97 .........        (.08)               0.00            (1.42)              (1.50)           13.04
     Year ended 6/30/96 .........        0.00                0.00             0.00                0.00            11.96

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.21
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.22
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.63
     Class B
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.01
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.05
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.58
     Class C
     12/1/99 to 5/31/00+++ ......    $   0.00            $   0.00         $   (.44)           $   (.44)        $  13.00
     Year ended 11/30/99 ........        0.00                0.00             0.00                0.00            13.05
     3/3/98+ to 11/30/98 ........        0.00                0.00             0.00                0.00             9.57

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance New Europe Fund
     Class A
     Year ended 7/31/00 .........      18.89%         $170,815               1.65%(f)                 (.46)%               103%
     Year ended 7/31/99 .........      (2.87)          125,729               1.80(f)                   .39                  89
     Year ended 7/31/98 .........      32.21           130,777               1.85(f)                   .25                  99
     Year ended 7/31/97 .........      28.78            78,578               2.05(f)                   .40                  89
     Year ended 7/31/96 .........       8.20            74,026               2.14                     1.10                  69
     Class B
     Year ended 7/31/00 .........      18.01%         $181,285               2.38%(f)                (1.18)%               103%
     Year ended 7/31/99 .........      (3.52)          144,570               2.50(f)                  (.34)                 89
     Year ended 7/31/98 .........      31.22           137,425               2.56(f)                  (.40)                 99
     Year ended 7/31/97 .........      27.76            66,032               2.75(f)                  (.23)                 89
     Year ended 7/31/96 .........       7.53            42,662               2.86                      .59                  69
     Class C
     Year ended 7/31/00 .........      17.99%         $ 60,984               2.36%(f)                (1.18)%               103%
     Year ended 7/31/99 .........      (3.46)           45,845               2.50(f)                  (.28)                 89
     Year ended 7/31/98 .........      31.13            39,618               2.56(f)                  (.41)                 99
     Year ended 7/31/97 .........      27.73            16,907               2.74(f)                  (.23)                 89
     Year ended 7/31/96 .........       7.59            10,141               2.87                      .58                  69

Alliance Worldwide
Privatization Fund
     Class A
     Year ended 6/30/00 .........      24.26%         $394,665               1.74%(f)                 (.31)%                67%
     Year ended 6/30/99 .........       9.86           340,194               1.92(f)                  (.01)                 58
     Year ended 6/30/98 .........       9.11           467,960               1.73                      .80                  53
     Year ended 6/30/97 .........      25.16           561,793               1.72                     1.27                  48
     Year ended 6/30/96 .........      19.16           672,732               1.87                      .95                  28
     Class B
     Year ended 6/30/00 .........      23.45%         $160,847               2.47%(f)                (1.02)%                67%
     Year ended 6/30/99 .........       8.91           117,420               2.63(f)                 (1.43)                 58
     Year ended 6/30/98 .........       8.34           156,348               2.45                      .20                  53
     Year ended 6/30/97 .........      24.34           121,173               2.43                      .66                  48
     Year ended 6/30/96 .........      18.42            83,050               2.83                     (.20)                 28
     Class C
     Year ended 6/30/00 .........      23.37%         $ 39,598               2.44%(f)                 (.94)%                67%
     Year ended 6/30/99 .........       8.91            20,397               2.63(f)                 (1.44)                 58
     Year ended 6/30/98 .........       8.34            26,635               2.44                      .38                  53
     Year ended 6/30/97 .........      24.33            12,929               2.42                     1.06                  48
     Year ended 6/30/96 .........      18.42             2,383               2.57                      .63                  28

Alliance International
Premier Growth
     Class A
     12/1/99 to 5/31/00+++ ......       3.32%         $ 58,071               1.88%*                   (.57)%*              122%
     Year ended 11/30/99 ........      37.28            12,851               2.51(d)(f)              (1.34)                107
     3/3/98+ to 11/30/98 ........      (3.70)            7,255               2.50*(d)                 (.90)*               151
     Class B
     12/1/99 to 5/31/00+++ ......       3.12%         $119,116               2.60%*                  (1.30)%*              122%
     Year ended 11/30/99 ........      36.22            28,678               3.21(d)(f)              (2.07)                107
     3/3/98+ to 11/30/98 ........      (4.20)           11,710               3.20*(d)                (1.41)*               151
     Class C
     12/1/99 to 5/31/00+++ ......       3.05%         $ 43,867               2.59%*                  (1.28)%*              122%
     Year ended 11/30/99 ........      36.36             9,235               3.21(d)(f)              (2.06)                107
     3/3/98+ to 11/30/98 ........      (4.30)            3,120               3.20*(d)                (1.69)*               151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     66 & 67

                                                                Income from Investment Operations
                                                      -------------------------------------------------------
                                                                              Net Gains
                                     Net Asset                               or Losses on
                                       Value,                                 Securities         Total from
                                     Beginning        Net Investment        (both realized       Investment
    Fiscal Year or Period            of Period        Income (Loss)         and unrealized)      Operations
    ---------------------           ------------      --------------        --------------      -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........     $  11.66        $   (.16)(b)             $   3.83           $   3.67
     Year ended 7/31/99 .........        12.14            (.08)(b)                  .76                .68
     Year ended 7/31/98 .........        12.87            (.11)(b)                  .37                .26
     Year ended 7/31/97 .........        11.61            (.15)(b)                 2.97               2.82
     Year ended 7/31/96 .........        10.38            (.14)(b)                 1.90               1.76
     Class B
     Year ended 7/31/00 .........     $  10.57        $   (.24)(b)             $   3.46           $   3.22
     Year ended 7/31/99 .........        11.20            (.15)(b)                  .68                .53
     Year ended 7/31/98 .........        12.03            (.18)(b)                  .34                .16
     Year ended 7/31/97 .........        11.03            (.21)(b)                 2.77               2.56
     Year ended 7/31/96 .........         9.95            (.20)(b)                 1.81               1.61
     Class C
     Year ended 7/31/00 .........     $  10.59        $   (.24)(b)             $   3.47           $   3.23
     Year ended 7/31/99 .........        11.22            (.16)(b)                  .69                .53
     Year ended 7/31/98 .........        12.05            (.19)(b)                  .35                .16
     Year ended 7/31/97 .........        11.05            (.22)(b)                 2.78               2.56
     Year ended 7/31/96 .........         9.96            (.20)(b)                 1.82               1.62

Alliance International Fund
     Class A
     Year ended 6/30/00 .........     $  16.24        $   (.04)(b)(c)          $   4.64           $   4.60
     Year ended 6/30/99 .........        18.55            (.04)(b)(c)              (.75)              (.79)
     Year ended 6/30/98 .........        18.69            (.01)(b)(c)              1.13               1.12
     Year ended 6/30/97 .........        18.32             .06(b)                  1.51               1.57
     Year ended 6/30/96 .........        16.81             .05(b)                  2.51               2.56
     Class B
     Year ended 6/30/00 .........     $  15.19        $   (.17)(b)(c)          $   4.33           $   4.16
     Year ended 6/30/99 .........        17.41            (.16)(b)(c)              (.68)              (.84)
     Year ended 6/30/98 .........        17.71            (.16)(b)(c)              1.07                .91
     Year ended 6/30/97 .........        17.45            (.09)(b)                 1.43               1.34
     Year ended 6/30/96 .........        16.19            (.07)(b)                 2.38               2.31
     Class C
     Year ended 6/30/00 .........     $  15.19        $   (.16)(b)(c)          $   4.32           $   4.16
     Year ended 6/30/99 .........        17.42            (.16)(b)(c)              (.69)              (.85)
     Year ended 6/30/98 .........        17.73            (.15)(b)(c)              1.05                .90
     Year ended 6/30/97 .........        17.46            (.09)(b)                 1.44               1.35
     Year ended 6/30/96 .........        16.20            (.07)(b)                 2.38               2.31

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........     $   8.20        $   (.04)(b)(c)          $   2.18           $   2.14
     Year ended 7/31/99 .........         4.84             .02(b)(c)               3.34               3.36
     9/3/97+ to 7/31/98 .........        10.00             .08(b)(c)              (5.18)             (5.10)
     Class B
     Year ended 7/31/00 .........     $   8.12        $   (.11)(b)(c)          $   2.12           $   2.01
     Year ended 7/31/99 .........         4.82            (.01)(b)(c)              3.31               3.30
     9/3/97+ to 7/31/98 .........        10.00             .03(b)(c)              (5.17)             (5.14)
     Class C
     Year ended 7/31/00 .........     $   8.11        $   (.13)(b)(c)          $   2.15           $   2.02
     Year ended 7/31/99 .........         4.82            (.03)(b)(c)              3.32               3.29
     9/3/97+ to 7/31/98 .........        10.00             .03(b)(c)              (5.17)             (5.14)

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......     $  10.46        $   (.09)(b)             $   2.85           $   2.76
     Year ended 10/31/99 ........         5.86            (.10)(b)(c)              4.70               4.60
     Year ended 10/31/98 ........         7.54            (.10)(b)(c)             (1.58)             (1.68)
     Year ended 10/31/97 ........        11.04            (.21)(b)(c)             (2.95)             (3.16)
     Year ended 10/31/96 ........        10.45            (.21)(b)(c)               .88                .67
     11/28/94+ to 10/31/95 ......        10.00            (.19)(c)(b)               .64                .45
     Class B
     11/1/99 to 4/30/00+++ ......     $  10.09        $   (.13)(b)             $   2.75           $   2.62
     Year ended 10/31/99 ........         5.71            (.18)(b)(c)              4.56               4.38
     Year ended 10/31/98 ........         7.39            (.14)(b)(c)             (1.54)             (1.68)
     Year ended 10/31/97 ........        10.90            (.28)(b)(c)             (2.89)             (3.17)
     Year ended 10/31/96 ........        10.41            (.28)(b)(c)               .85                .57
     11/28/94+ to 10/31/95 ......        10.00            (.25)(b)(c)               .66                .41
     Class C
     11/1/99 to 4/30/00+++ ......     $  10.12        $   (.13)(b)             $   2.75           $   2.62
     Year ended 10/31/99 ........         5.72            (.18)(b)(c)              4.58               4.40
     Year ended 10/31/98 ........         7.40            (.14)(b)(c)             (1.54)             (1.68)
     Year ended 10/31/97 ........        10.91            (.27)(b)(c)             (2.90)             (3.17)
     Year ended 10/31/96 ........        10.41            (.28)(b)(c)               .86                .58
     Year ended 10/31/95 ........        10.00            (.35)(b)(c)               .76                .41

                                                       Less Dividends and Distributions
                                    ---------------------------------------------------------------------

                                    Dividends          Distributions                           Total           Net Asset
                                     from Net          in Excess of     Distributions        Dividends           Value,
                                    Investment        Net Investment        from                and              End of
    Fiscal Year or Period             Income              Income        Capital Gains      Distributions         Period
    ---------------------           -----------       --------------    --------------     --------------     -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  15.13
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             11.66
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             12.14
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.87
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.61
     Class B
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  13.59
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             10.57
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             11.20
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.03
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.03
     Class C
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   (.20)          $   (.20)          $  13.62
     Year ended 7/31/99 .........         0.00               0.00            (1.16)             (1.16)             10.59
     Year ended 7/31/98 .........         0.00               0.00             (.99)              (.99)             11.22
     Year ended 7/31/97 .........         0.00               0.00            (1.56)             (1.56)             12.05
     Year ended 7/31/96 .........         0.00               0.00             (.53)              (.53)             11.05

Alliance International Fund
     Class A
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  19.65
     Year ended 6/30/99 .........         0.00               (.48)           (1.04)             (1.52)             16.24
     Year ended 6/30/98 .........         0.00               (.05)           (1.21)             (1.26)             18.55
     Year ended 6/30/97 .........         (.12)              0.00            (1.08)             (1.20)             18.69
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             18.32
     Class B
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  18.16
     Year ended 6/30/99 .........         0.00               (.34)           (1.04)             (1.38)             15.19
     Year ended 6/30/98 .........         0.00               0.00            (1.21)             (1.21)             17.41
     Year ended 6/30/97 .........         0.00               0.00            (1.08)             (1.08)             17.71
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             17.45
     Class C
     Year ended 6/30/00 .........     $   0.00           $   0.00         $  (1.19)          $  (1.19)          $  18.16
     Year ended 6/30/99 .........         0.00               (.34)           (1.04)             (1.38)             15.19
     Year ended 6/30/98 .........         0.00               0.00            (1.21)             (1.21)             17.42
     Year ended 6/30/97 .........         0.00               0.00            (1.08)             (1.08)             17.73
     Year ended 6/30/96 .........         0.00               0.00            (1.05)             (1.05)             17.46

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.34
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.20
     9/3/97+ to 7/31/98 .........         (.06)              0.00             0.00               (.06)              4.84
     Class B
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.13
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.12
     9/3/97+ to 7/31/98 .........         (.03)              (.01)            0.00               (.04)              4.82
     Class C
     Year ended 7/31/00 .........     $   0.00           $   0.00         $   0.00           $   0.00           $  10.13
     Year ended 7/31/99 .........         0.00               0.00             0.00               0.00               8.11
     9/3/97+ to 7/31/98 .........         (.03)              (.01)            0.00               (.04)              4.82

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......     $   0.00           $   0.00         $   0.00           $   0.00           $  13.22
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.46
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.86
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.54
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             11.04
     11/28/94+ to 10/31/95 ......         0.00               0.00             0.00               0.00              10.45
     Class B
     11/1/99 to 4/30/00+++ ...     $   0.00           $   0.00         $   0.00           $   0.00           $  12.71
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.09
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.71
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.39
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             10.90
     11/28/94+ to 10/31/95 ......         0.00               0.00             0.00               0.00              10.41
     Class C
     11/1/99 to 4/30/00+++ ......     $   0.00           $   0.00         $   0.00           $   0.00           $  12.74
     Year ended 10/31/99 ........         0.00               0.00             0.00               0.00              10.12
     Year ended 10/31/98 ........         0.00               0.00             0.00               0.00               5.72
     Year ended 10/31/97 ........         0.00               0.00             (.34)              (.34)              7.40
     Year ended 10/31/96 ........         0.00               0.00             (.08)              (.08)             10.91
     Year ended 10/31/95 ........         0.00               0.00             0.00               0.00              10.41

                                                                                Ratios/Supplemental Data
                                                    --------------------------------------------------------------------------------

                                                                            Ratio of             Ratio of Net
                                                      Net Assets,           Expenses             Income (Loss)
                                       Total         End of Period         to Average             to Average             Portfolio
    Fiscal Year or Period            Return (a)     (000's omitted)        Net Assets             Net Assets           Turnover Rate
    ---------------------           ------------    --------------         -----------           -------------         -------------
Alliance Global Small Cap Fund
     Class A
     Year ended 7/31/00 .........      31.81%           $120,687            2.02%(f)                (1.07)%                 133%
     Year ended 7/31/99 .........       7.51              77,164            2.37(f)                  (.79)                  120
     Year ended 7/31/98 .........       2.49              82,843            2.16(f)                  (.88)                  113
     Year ended 7/31/97 .........      26.47              85,217            2.41(f)                 (1.25)                  129
     Year ended 7/31/96 .........      17.46              68,623            2.51                    (1.22)                  139
     Class B
     Year ended 7/31/00 .........      30.82%           $ 65,097            2.76%(f)                (1.82)%                 133%
     Year ended 7/31/99 .........       6.74              30,205            3.14(f)                 (1.59)                  120
     Year ended 7/31/98 .........       1.80              38,827            2.88(f)                 (1.58)                  113
     Year ended 7/31/97 .........      25.42              31,946            3.11(f)                 (1.92)                  129
     Year ended 7/31/96 .........      16.69              14,247            3.21                    (1.88)                  139
     Class C
     Year ended 7/31/00 .........      30.86%           $ 19,580            2.75%(f)                (1.80)%                 133%
     Year ended 7/31/99 .........       6.72               7,058            3.15(f)                 (1.61)                  120
     Year ended 7/31/98 .........       1.79               9,471            2.88(f)                 (1.59)                  113
     Year ended 7/31/97 .........      25.37               8,718            3.10(f)                 (1.93)                  129
     Year ended 7/31/96 .........      16.77               4,119            3.19                    (1.85)                  139

Alliance International Fund
     Class A
     Year ended 6/30/00 .........      29.18%           $ 88,507            1.81%(d)(f)(h)           (.21)%                 154%
     Year ended 6/30/99 .........      (3.95)             78,303            1.80(d)(f)               (.25)(c)               178
     Year ended 6/30/98 .........       6.79             131,565            1.65(d)                  (.05)(c)               121
     Year ended 6/30/97 .........       9.30             190,173            1.74(f)                   .31                    94
     Year ended 6/30/96 .........      15.83             196,261            1.72                      .31                    78
     Class B
     Year ended 6/30/00 .........      28.27%           $ 68,639            2.60%(d)(f)(h)           (.96)%                 154%
     Year ended 6/30/99 .........      (4.56)             55,724            2.61(d)(f)              (1.02)(c)               178
     Year ended 6/30/98 .........       5.92              71,370            2.49(d)                  (.90)(c)               121
     Year ended 6/30/97 .........       8.37              77,725            2.58(f)                  (.51)                   94
     Year ended 6/30/96 .........      14.87              72,470            2.55                     (.46)                   78
     Class C
     Year ended 6/30/00 .........      28.27%           $ 21,180            2.57%(d)(f)(h)           (.94)%                 154%
     Year ended 6/30/99 .........      (4.62)             16,876            2.61(d)(f)              (1.02)(c)               178
     Year ended 6/30/98 .........       5.85              20,428            2.48(d)                  (.90)(c)               121
     Year ended 6/30/97 .........       8.42              23,268            2.56(f)                  (.51)                   94
     Year ended 6/30/96 .........      14.85              26,965            2.53                     (.47)                   78

Alliance Greater China '97 Fund
     Class A
     Year ended 7/31/00 .........      26.10%           $  2,471            2.52%(d)(f)              (.42)%                 158%
     Year ended 7/31/99 .........      69.42               1,011            2.52(d)(f)                .36                    94
     9/3/97+ to 7/31/98 .........     (51.20)                445            2.52(d)(f)*              1.20*                   58
     Class B
     Year ended 7/31/00 .........      24.75%           $  4,047            3.22%(d)(f)             (1.13)%                 158%
     Year ended 7/31/99 .........      68.46               1,902            3.22(d)(f)               (.22)                   94
     9/3/97+ to 7/31/98 .........     (51.53)              1,551            3.22(d)(f)*               .53*                   58
     Class C
     Year ended 7/31/00 .........      24.91%           $  1,372            3.22%(d)(f)             (1.31)%                 158%
     Year ended 7/31/99 .........      68.26                 162            3.22(d)(f)               (.49)                   94
     9/3/97+ to 7/31/98 .........     (51.53)                102            3.22(d)(f)*               .50*                   58

Alliance All-Asia Investment Fund
     Class A
     11/1/99 to 4/30/00+++ ......      26.39%           $ 39,125            2.04%(f)(h)*            (1.27)%*                164%
     Year ended 10/31/99 ........      78.50              40,040            2.45(d)(f)              (1.20)                  119
     Year ended 10/31/98 ........     (22.28)              3,778            3.74(d)(f)              (1.50)                   93
     Year ended 10/31/97 ........     (29.61)              5,916            3.45(d)                 (1.97)                   70
     Year ended 10/31/96 ........       6.43              12,284            3.37(d)                 (1.75)                   66
     11/28/94+ to 10/31/95 ......       4.50               2,870            4.42*(d)                (1.87)*                  90
     Class B
     11/1/99 to 4/30/00+++ ......      25.97%           $ 64,245            2.80%(f)(h)*            (2.02)%*                164%
     Year ended 10/31/99 ........      76.71%             38,108            3.48%(d)(f)             (2.31)                  119
     Year ended 10/31/98 ........     (22.73)              8,844            4.49(d)(f)              (2.22)                   93
     Year ended 10/31/97 ........     (30.09)             11,439            4.15(d)                 (2.67)                   70
     Year ended 10/31/96 ........       5.49              23,784            4.07(d)                 (2.44)                   66
     11/28/94+ to 10/31/95 ......       4.10               5,170            5.20*(d)                (2.64)*                  90
     Class C
     11/1/99 to 4/30/00+++ ......      25.89%           $ 19,364            2.80%(f)(h)*            (2.00)%*                164%
     Year ended 10/31/99 ........      76.92              10,060            3.41(d)(f)              (2.21)                  119
     Year ended 10/31/98 ........     (22.70)              1,717            4.48(d)(f)              (2.20)                   93
     Year ended 10/31/97 ........     (30.06)              1,859            4.15(d)                 (2.66)                   70
     Year ended 10/31/96 ........       5.59               4,228            4.07(d)                 (2.42)                   66
     Year ended 10/31/95 ........       4.10                 597            5.84(d)                 (3.41)                   90


--------------------------------------------------------------------------------
Please refer to the footnotes on page 70 and 71.


                                     68 & 69

+     Commencement of operations.
++    Commencement of distribution.
+++   Unaudited.
*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (f) below, would have been as follows:

                                              1995      1996     1997      1998      1999     2000
                                              ----      ----     ----      ----      ----     ----
Alliance All-Asia Investment Fund
    Class A                                  10.57%*    3.61%    3.57%     4.63%     2.93%      --
    Class B                                  11.32%*    4.33%    4.27%     5.39%     3.96%      --
    Class C                                  11.38%*    4.30%    4.27%     5.42%     3.89%      --
Alliance Real Estate Investment Fund
    Class A                                     --        --     1.79%*      --        --       --
    Class B                                     --        --     2.45%*      --        --       --
    Class C                                     --        --     2.45%*      --        --       --
Alliance Global Small Cap Fund
    Class A                                   2.61%       --       --        --        --       --
    Class B                                   3.27%       --       --        --        --       --
    Class C                                   3.31%       --       --        --        --       --
Alliance Utility Income Fund
    Class A                                   4.86%     3.38%    3.55%     2.48%     1.73%    1.49%*
    Class B                                   5.34%     4.08%    4.28%     3.21%     2.44%    2.20%*
    Class C                                   5.99%     4.07%    4.28%     3.22%     2.44%    2.20%*
Alliance International Fund
    Class A                                     --        --       --      1.80%     1.91%    1.95%
    Class B                                     --        --       --      2.64%     2.74%    2.74%
    Class C                                     --        --       --      2.63%     2.75%    2.70%
Alliance Greater China '97 Fund
    Class A                                     --        --       --     18.27%*   19.68%    9.92
    Class B                                     --        --       --     19.18%*   20.22%   10.72
    Class C                                     --        --       --     19.37%*   20.41%   10.01
Alliance International Premier Growth Fund
    Class A                                     --        --       --      5.19%*    3.26%    1.88%*
    Class B                                     --        --       --      6.14%*    3.93%    2.60%*
    Class C                                     --        --       --      6.00%*    3.92%    2.59%*
Alliance Health Care Fund
    Class A                                     --        --       --        --        --     1.96%*
    Class B                                     --        --       --        --        --     2.67%*
    Class C                                     --        --       --        --        --     2.67%*


--------------------------------------------------------------------------------
For the expense ratios of the Funds in years prior to fiscal year 1995, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(e) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


         Alliance Balanced Shares                      1997          1998           1999          2000
            Class A                                    1.46%         1.29%          1.21%           --
            Class B                                    2.24%         2.05%          1.96%           --
            Class C                                    2.22%         2.04%          1.94%           --

         Alliance Real Estate Investment Fund          1997          1998           1999          2000
            Class A                                    1.77%           --             --            --
            Class B                                    2.43%           --             --            --
            Class C                                    2.42%           --             --            --

         Alliance Growth Fund                          1997          1998           1999          2000
            Class A                                    1.25%         1.21%            --            --
            Class B                                    1.95%         1.93%            --            --
            Class C                                    1.95%         1.92%            --            --

         Alliance International Fund                   1997          1998           1999          2000
            Class A                                    1.73%           --           1.78%         1.79%
            Class B                                    2.58%           --           2.59%         2.59%
            Class C                                    2.56%           --           2.59%         2.55%

         Alliance Global Small Cap Fund                1997          1998           1999          2000
            Class A                                    2.38%         2.14%          2.33%         2.01%
            Class B                                    3.08%         2.86%          3.11%         2.75%
            Class C                                    3.08%         2.85%          3.12%         2.74%

         Alliance Technology Fund                      1997          1998           1999          2000
            Class A                                    1.66%         1.65%          1.66%           --
            Class B                                    2.36%         2.38%          2.38%           --
            Class C                                    2.37%         2.38%          2.40%           --

         Alliance Worldwide Privatization Fund 1997                  1998           1999          2000
            Class A                                      --            --           1.91%         1.73%
            Class B                                      --            --           2.62%         2.46%
            Class C                                      --            --           2.61%         2.43%

         Alliance Greater China '97 Fund               1997          1998           1999          2000
            Class A                                      --          2.50%*         2.50%         2.50%
            Class B                                      --          3.20%*         3.20%         3.20%
            Class C                                      --          3.20%*         3.20%         3.20%

         Alliance New Europe Fund                      1997          1998           1999          2000
            Class A                                    2.04%         1.84%          1.78%         1.64%
            Class B                                    2.74%         2.54%          2.49%         2.36%
            Class C                                    2.73%         2.54%          2.49%         2.35%

         Alliance Growth and Income Fund               1997          1998           1999          2000
            Class A                                     .91%          .92%            --            --
            Class B                                    1.71%         1.71%            --            --
            Class C                                    1.70%         1.71%            --            --

         Alliance Quasar Fund                          1997          1998           1999          2000
            Class A                                      --          1.60%          1.68%         1.66%*
            Class B                                      --          2.38%          2.45%         2.40%*
            Class C                                      --          2.37%          2.44%         2.40%*

         Alliance Premier Growth Fund                  1997          1998           1999          2000
            Class A                                      --          1.58%            --            --
            Class B                                      --          2.27%            --            --
            Class C                                      --          2.27%            --            --

         Alliance All-Asia                             1997          1998           1999          2000
            Class A                                      --          3.70%          2.43%         2.03%*
            Class B                                      --          4.44%          3.46%         2.79%*
            Class C                                      --          4.44%          3.39%         2.79%*

         Alliance International Premier Growth         1997          1998           1999          2000
            Class A                                      --            --           2.50%           --
            Class B                                      --            --           3.20%           --
            Class C                                      --            --           3.20%           --

(g) Distributions from net investment income for the years ended 2000, 1999 and 1997 include a tax return of capital of $.18, $.02 and $.08 for Class A shares, $.16, $.02 and $.09 for Class B shares and $.16, $.02 and $.08 for Class C shares, respectively. 2.
(h) Includes interest expenses. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been 1.94%, 2.74% and 2.70% for Class A, Class B and Class C respectively for 2000. If Alliance All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 1.98%, 2.73% and 2.72% for Class A, Class B and Class C, respectively for 2000.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.62 in 1999. On October 23, 2000 the U.S. Dollar-pound sterling exchange rate was 1.45.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6315.90 on October 23, 2000, down approximately 9% from the beginning of 2000.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

>From 1979 until 1997 the Conservative Party controlled Parliament. In the May
1 ,1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On October 23, 2000 the TOPIX closed at 1422.84, down approximately 17% from the beginning of 2000.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. >From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of

Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China.In September 2000, however, following an agreement reached in November 1999 between the U.S. and China, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.


The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:      c/o Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, NJ 07096-1520

By Phone:     For Information: (800) 221-5672
              For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

On the Internet: www.sec.gov

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com


Fund                                                                SEC File No.
-----                                                               -----------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Disciplined Value Fund                                     811-09687
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance Utility Income Fund                                        811-07916
Alliance Real Estate Investment Fund                                811-07707
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776



                                       76



The Alliance
Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Advisor Class Prospectus and Application


November 1, 2000


Domestic Stock Funds

       >    Alliance Premier Growth Fund
       >    Alliance Health Care Fund
       >    Alliance Growth Fund
       >    Alliance Technology Fund
       >    Alliance Quasar Fund
       >    The Alliance Fund

Total Return Funds

       >    Alliance Growth and Income Fund
       >    Alliance Balanced Shares
       >    Alliance Utility Income Fund
       >    Alliance Real Estate
            Investment Fund

Global Stock Funds

       >    Alliance New Europe Fund
       >    Alliance Worldwide
            Privatization Fund
       >    Alliance International
            Premier Growth Fund
       >    Alliance Global Small Cap Fund
       >    Alliance International Fund
       >    Alliance Greater China '97 Fund
       >    Alliance All-Asia Investment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered

---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
RISK/RETURN SUMMARY......................................................      3
Domestic Stock Funds.....................................................      4
Total Return Funds.......................................................     10
Global Stock Funds.......................................................     14
Summary of Principal Risks...............................................     21
Principal Risks by Fund..................................................     22

FEES AND EXPENSES OF THE FUNDS...........................................     23

GLOSSARY.................................................................     26

DESCRIPTION OF THE FUNDS.................................................     27
Investment Objectives and Principal Policies.............................     27
Description of Additional Investment Practices...........................     40

Additional Risk Considerations...........................................     47

MANAGEMENT OF THE FUNDS..................................................     50

PURCHASE AND SALE OF SHARES..............................................     54
How The Funds Value Their Shares.........................................     54
How To Buy Shares........................................................     54
How to Exchange Shares...................................................     54
How To Sell Shares.......................................................     55

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................     55

CONVERSION FEATURE.......................................................     56

GENERAL INFORMATION...................................................     56


FINANCIAL HIGHLIGHTS.....................................................     57

APPENDIX A--ADDITIONAL INFORMATION
ABOUT THE UNITED KINGDOM, JAPAN, AND
GREATER CHINA COUNTRIES..................................................     62

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 21.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments you may lose money by investing in the Funds.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             29.42%          38.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                 33.16%          34.19%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -4.44%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                33.11
  98                49.85
  99                29.42

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -12.02%, 3rd quarter, 1998.

Alliance Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 65%, and normally substantially all, of the value of its total assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in the Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

BAR CHART AND PERFORMANCE TABLE:

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.


Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             25.96%          28.29%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -6.03%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                27.46
  98                28.55
  99                25.96

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -16.20%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             72.32%          41.79%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 4.04%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 4.84
  98                63.68
  99                72.32

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.69%, 4th quarter, 1999; and Worst Quarter was down -16.43%, 4th quarter, 1997.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risks and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             13.25%           8.70%
--------------------------------------------------------------------------------

Russell 2000 Growth Index                                 43.08%          18.56%

--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 9.13%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                17.48
  98                -4.30
  99                13.25

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.58%, 4th quarter, 1999; and Worst Quarter was down -28.39%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             33.95%          22.91%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap Index                                     14.72%          22.67%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -5.74%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                36.27
  98                -2.41
  99                33.95

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.29%, 4th quarter, 1999; and Worst Quarter was down -24.17%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth and Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             11.33%          22.34%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                   7.35%          19.88%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 11.87%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                29.57
  98                21.48
  99                11.33

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -13.76%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but the Fund will not purchase a security if, as a result, less than 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                              5.22%          16.31%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 10.03%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                27.43
  98                16.03
  99                 5.22

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -6.36%, 3rd quarter, 1998.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             18.41%          25.36%
--------------------------------------------------------------------------------
NYSE Utilities Index                                      14.62%          24.99%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 14.34%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                31.16
  98                24.83
  99                18.41

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.63%, 4th quarter, 1997; and Worst Quarter was down -3.01%, 1st quarter, 1997.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             -6.39%           3.30%
--------------------------------------------------------------------------------
S&P 500 Index                                             21.03%          28.02%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 24.72%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                23.27
  98               -20.05
  99                -6.39

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.51%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At June 30, 2000, the Fund had approximately 34% of its assets invested in securities of United Kingdom issuers.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             26.53%          24.50%
--------------------------------------------------------------------------------
MSCI Europe Index                                         16.23%          24.33%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -9.46%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                17.08
  98                25.39
  99                26.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.91%, 4th quarter, 1999; and Worst Quarter was down -19.61%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because the Fund invests in companies that are undergoing, or have undergone, privatization, it has industry/sector risk. These companies could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             56.62%          24.97%
--------------------------------------------------------------------------------
MSCI World Index
(minus the U.S.)                                          28.27%          16.20%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -17.80%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                13.45
  98                 9.33
  99                56.62

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.27%, 4th quarter, 1999; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.


Normally, the Fund invests in about 40 companies, with the 30 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             47.51%          24.00%
--------------------------------------------------------------------------------
MSCI EAFE Index                                           27.30%          17.93%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 3/3/98. Since inception index return is from 3/31/98.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -15.76%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                  n/a
  98                  n/a
  99                47.51

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.50%, 4th quarter, 1999; and Worst Quarter was up 3.38%, 1st quarter, 1999.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             46.91%          17.65%
--------------------------------------------------------------------------------
MSCI World Index                                          25.34%          22.24%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was 3.24%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 8.44
  98                 3.81
  99                46.91

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 32.13%, 4th quarter, 1999; and Worst Quarter was down -22.96%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             35.12%          14.10%
--------------------------------------------------------------------------------
MSCI EAFE Index                                           27.30%          16.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -15.22%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                 1.59
  98                 9.96
  99                35.12

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.08%, 4th quarter, 1999; and Worst Quarter was down -17.80%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of June 30, 2000 the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency rate risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                             83.38%           8.69%
--------------------------------------------------------------------------------
MSCI China Free Index                                      9.94%         -32.64%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                                      59.52%           4.44%
--------------------------------------------------------------------------------
MSCI Taiwan Index                                         52.71%          -1.11%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 9/3/97. Since inception index returns are from 9/30/97.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -21.28%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97                  n/a
  98                -7.87
  99                83.38

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.44%, 4th quarter, 1999; and Worst Quarter was down -26.92%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At June 30, 2000, the Fund had approximately 48% of its total assets invested in securities of Japanese companies.


Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                           Since
                                                          1 Year       Inception
--------------------------------------------------------------------------------
Advisor Class                                            119.50%           6.71%
--------------------------------------------------------------------------------
MSCI All Country Asia
Pacific Index                                             59.66%           4.98%
--------------------------------------------------------------------------------

Index returns and average annual total returns are for the periods ended December 31, 1999. Advisor Class shares inception date is 10/1/96. Since inception index return is from 10/31/96.

BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception. Through 9/30/00, the year to date unannualized return for the Advisor Class shares was -23.21%.


   [The following table was depicted as a bar chart in the printed material.]

Calendar
  Year
  End
--------
  90                  n/a
  91                  n/a
  92                  n/a
  93                  n/a
  94                  n/a
  95                  n/a
  96                  n/a
  97               -34.83
  98               -12.15
  99               119.50

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 39.04%, 4th quarter, 1999; and Worst Quarter was down -18.65%, 4th quarter, 1997.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the Alliance Stock Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or group of related industries. Market or economic factors affecting that industry could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Health Care Fund, Alliance Technology Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund and Alliance Worldwide Privatization Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Health Care Fund, Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security, or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.


COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance Health Care Fund, Alliance Technology Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.


MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

---------------------------------------------------------------------------------------------------------------------
                                         Industry/   Capital-    Interest                       Country or
                                Market    Sector      ization      Rate     Credit    Foreign   Geographic   Currency
Fund                             Risk      Risk        Risk        Risk      Risk      Risk        Risk        Risk
---------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund       o
---------------------------------------------------------------------------------------------------------------------
Alliance Health Care Fund          o         o           o                               o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund               o                     o           o         o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund           o         o                                           o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund               o                     o
---------------------------------------------------------------------------------------------------------------------
The Alliance Fund                  o                     o
---------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                        o                                 o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares           o                                 o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Utility Income Fund       o         o                       o         o
---------------------------------------------------------------------------------------------------------------------
Alliance Real Estate
Investment Fund                    o         o                       o         o
---------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund           o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                 o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund                o                                                     o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                               o                     o                               o                       o
---------------------------------------------------------------------------------------------------------------------
Alliance International Fund        o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                               o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                               o                                                     o           o           o
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                              Focused
                                  Manage-    Portfolio  Allocation
Fund                             ment Risk      Risk       Risk
------------------------------------------------------------------
Alliance Premier Growth Fund         o           o
------------------------------------------------------------------
Alliance Health Care Fund            o
------------------------------------------------------------------
Alliance Growth Fund                 o
------------------------------------------------------------------
Alliance Technology Fund             o
------------------------------------------------------------------
Alliance Quasar Fund                 o
------------------------------------------------------------------
The Alliance Fund                    o
------------------------------------------------------------------
Alliance Growth and
Income Fund                          o
------------------------------------------------------------------
Alliance Balanced Shares             o                       o
------------------------------------------------------------------
Alliance Utility Income Fund         o
------------------------------------------------------------------
Alliance Real Estate
Investment Fund                      o
------------------------------------------------------------------
Alliance New Europe Fund             o
------------------------------------------------------------------
Alliance Worldwide
Privatization Fund                   o
------------------------------------------------------------------
Alliance International
Premier Growth Fund                  o           o
------------------------------------------------------------------
Alliance Global Small Cap
Fund                                 o
------------------------------------------------------------------
Alliance International Fund          o
------------------------------------------------------------------
Alliance Greater China '97
Fund                                 o           o
------------------------------------------------------------------
Alliance All-Asia Investment
Fund                                 o
------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                             Advisor Class Share
                                                             -------------------
Maximum Front-end or Deferred Sales Charge (Load)            None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------
Alliance Premier Growth Fund

Management fees                                        .95%      After 1 year                                   $     118
Distribution (12b-1) fees                             None       After 3 years                                  $     368
Other expenses                                         .21%      After 5 years                                  $     638
                                                     -----       After 10 years                                 $   1,409
Total fund operating expenses                         1.16%
                                                     =====

Alliance Health Care Fund


Management fees                                        .95%      After 1 year                                   $     168
Distribution (12b-1) fees                             None       After 3 years (b)                              $     520
Other expenses                                         .66%      After 5 years (b)                              $     897
                                                     -----       After 10 years (b)                             $   1,955
Total fund operating expenses                         1.61%
                                                     =====




Alliance Growth Fund

Management fees                                        .68%      After 1 year                                   $      90
Distribution (12b-1) fees                             None       After 3 years                                  $     281
Other expenses                                         .20%      After 5 years                                  $     488
                                                     -----       After 10 years                                 $   1,084
Total fund operating expenses                          .88%
                                                     =====

Alliance Technology Fund

Management fees                                       1.10%      After 1 year                                   $     137
Distribution (12b-1) fees                             None       After 3 years                                  $     428
Other expenses                                         .25%      After 5 years                                  $     739
                                                     -----       After 10 years                                 $   1,624
Total fund operating expenses                         1.35%
                                                     =====

Alliance Quasar Fund

Management fees                                       1.01%      After 1 year                                   $     145
Distribution (12b-1) fees                             None       After 3 years                                  $     449
Other expenses                                         .41%      After 5 years                                  $     776
                                                     -----       After 10 years                                 $   1,702
Total fund operating expenses                         1.42%
                                                     =====

The Alliance Fund

Management fees                                        .68%      After 1 year                                   $      87
Distribution (12b-1) fees                             None       After 3 years                                  $     271
Other expenses                                         .17%      After 5 years                                  $     471
                                                     -----       After 10 years                                 $   1,049
Total fund operating expenses                          .85%
                                                     =====

--------------------------------------------------------------------------------
Please refer to footnotes on page 25.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------

Alliance Growth and
Income Fund(C)


Management fees                                        .47%      After 1 year                                   $      69
Distribution (12b-1) fees                             None       After 3 years                                  $     218
Other expenses                                         .21%      After 5 years                                  $     379
                                                     -----       After 10 years                                 $     847
Total fund operating expenses                          .68%
                                                     =====

Alliance Balanced Shares Fund


Management fees                                        .56%      After 1 year                                   $      88
Distribution (12b-1) fees                             None       After 3 years                                  $     274
Other expenses                                         .30%      After 5 years                                  $     477
                                                     -----       After 10 years                                 $   1,061
Total fund operating expenses                          .86%
                                                     =====


Alliance Utility Income Fund

Management fees                                        .75%      After 1 year                                   $     122
Distribution (12b-1) fees                             None       After 3 years (b)                              $     426
Other expenses                                         .66%      After 5 years (b)                              $     751
                                                     -----       After 10 years (b)                             $   1,673
Total fund operating expenses                         1.41%
                                                     =====
Waiver and/or expense reimbursement (a)               (.21)%
                                                     =====
Net expenses                                          1.20%
                                                     =====

Alliance Real Estate
Investment Fund


Management fees                                        .90%      After 1 year                                   $     143
Distribution (12b-1) fees                             None       After 3 years                                  $     443
Other expenses                                         .50%      After 5 years                                  $     766
                                                     -----       After 10 years                                 $   1,680
Total fund operating expenses                         1.40%
                                                     =====


Alliance New Europe Fund


Management fees                                        .92%      After 1 year                                   $     136
Distribution (12b-1) fees                             None       After 3 years                                  $     425
Other expenses                                         .42%      After 5 years                                  $     734
                                                     -----       After 10 years                                 $   1,613
Total fund operating expenses                         1.34%
                                                     =====


Alliance Worldwide
Privatization Fund


Management fees                                       1.00%      After 1 year                                   $     146
Distribution (12b-1) fees                             None       After 3 years                                  $     452
Other expenses                                         .43%      After 5 years                                  $     782
                                                     -----       After 10 years                                 $   1,713
Total fund operating expenses                         1.43%
                                                     =====


Alliance International
Premier Growth Fund

Management fees                                       1.00%      After 1 year                                   $     224
Distribution (12b-1) fees                             None       After 3 years (b)                              $     845
Other expenses                                        1.96%      After 5 years (b)                              $   1,492
                                                     -----       After 10 years (b)                             $   3,227
Total fund operating expenses                         2.96%
                                                     =====
Waiver and/or expense reimbursement (a)               (.75)%
                                                     =====
Net expenses                                          2.21%
                                                     =====

Alliance Global
Small Cap Fund


Management Fees                                       1.00%      After 1 year                                   $     172
Distribution (12b-1) Fees                             None       After 3 years                                  $     533
Other Expenses                                         .69%      After 5 years                                  $     918
                                                     -----       After 10 years                                 $   1,998
Total fund operating expenses                         1.69%
                                                     =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 25.

                    Operating Expenses                                                   Examples
--------------------------------------------------------         --------------------------------------------------------
Alliance International Fund


Management fees                                       1.03%      After 1 year                                   $     158
Distribution (12b-1) fees                             None       After 3 years (b)                              $     519
Interest Expense                                       .01%      After 5 years (b)                              $     905
Other expenses                                         .65%      After 10 years (b)                             $   1,986
                                                     -----
Total fund operating expenses                         1.69%
                                                     =====
Waiver and/or expense reimbursement (a)               (.14)%
                                                     =====
Net expenses                                          1.55%
                                                     =====


Alliance Greater
China '97 Fund


Management fees                                       1.00%      After 1 year                                   $     225
Distribution (12b-1) fees                             None       After 3 years (b)                              $   2,110
Other expenses                                        8.61%      After 5 years (b)                              $   3,826
                                                     -----       After 10 years (b)                             $   7,464
Total fund operating expenses                         9.61%
                                                     =====
Waiver and/or expense reimbursement (a)              (7.39)%
                                                     =====
Net expenses                                          2.22%
                                                     =====


Alliance All-Asia
Investment Fund

Management fees                                       1.00%      After 1 year                                   $     248
Distribution (12b-1) fees                             None       After 3 years (b)                              $     764
Administration fees                                    .15%      After 5 years (b)                              $   1,306
Other operating expenses                              1.78%      After 10 years (b)                             $   2,786
                                                     -----
Total fund operating expenses                         2.93%
                                                     =====
Waiver and/or expense reimbursement (a)               (.48)%
                                                     =====
Net Expenses                                          2.45%
                                                     =====

--------------------------------------------------------------------------------
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.
(b) These examples assume that Alliance's agreement to waive management fees and/or reimburse Fund expenses is not extended beyond its initial period.

(c)   The advisory fee for the Fund is proposed to be increased. See page 31.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European Company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities.


RATING AGENCIES, RATED SECURITIES and INDEXES

Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.


INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


On September 7, 2000 and September 26, 2000, the Board of Directors of Alliance Premier Growth Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: 1) permit the Fund to invest up to 20% of its total assets on non-U.S. companies, up from the current 15%, and remove the current definition of a "U.S. Company", thereby allowing the Fund to rely on the standard definition of "Non-U.S. Company" used by other Alliance Mutual Funds (as reflected in the Glossary), (2) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (3) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o     invest up to 15% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Health Care Fund

Alliance Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 65%, and normally substantially all, of its total assets in securities issued by companies principally engaged in Health Care Industries.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies. While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provide for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals, as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;


o invest in foreign securities although not generally in excess of 20% of its total assets;


o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets;

Alliance Technology Fund


Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund normally will have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.


On September 7, 2000, the Board of Directors of Alliance Quasar Fund, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: (1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) permit the Fund to engage in financial forward and futures contracts and options thereon, (3) remove the fundamental policy which restricts the Fund's ability to invest in securities of companies (including predecessors) with less than three years of continuous operation, (4) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, and (5) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy and revise that policy to conform it to current SEC guidelines. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.


On July 19-20, 2000, the Board of Directors of Alliance Growth and Income Fund approved several proposals that will be presented to the Fund's stockholders at a special stockholders meeting that is planned for November 2, 2000. These proposals include a proposed amendment to the Fund's investment advisory agreement to increase the advisory fee payable by the Fund to Alliance Capital Management L.P. (the "Adviser") and revise the current advisory fee breakpoint schedule. If stockholders approve the proposal, at the Fund's current size, the effective advisory fee would increase from .47 of 1% to .624 of 1% and the advisory fee breakpoint schedule would change. The new advisory fee would become effective promptly following such approval. In addition, the Fund will be requesting stockholder approval of, among other things, changes in two of the Fund's fundamental investment policies. These investment policy changes would
(1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act and (2) revise the Fund's fundamental investment policy relating to portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds established by the 1940 Act. If these proposals are adopted, prospective investors will be notified by way of a supplement to this Prospectus.


Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed income senior securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


On September 7, 2000, the Board of Directors of Alliance Balanced Shares, Inc. approved several proposals that will be presented to stockholders at a special meeting that is planned for December 12, 2000. These proposals include changes in certain of the Fund's fundamental investment policies. These investment policy changes would: 1) enable the Fund to engage in securities lending to the extent permitted by the 1940 Act, (2) revise the fundamental policy regarding portfolio diversification to permit the Fund to fully utilize the investment latitude for diversified funds contained in the 1940 Act, (3) permit the Fund to engage in financial forward and futures contracts and options thereon, and (4) reclassify the Fund's fundamental policy regarding investments in illiquid securities as a non-fundamental policy. If these proposals are adopted, prospective investors will be notified by way of a supplement to this prospectus.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and

o subject to market conditions, write covered call options listed on a domestic exchange to realize income.

As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities;

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 135 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 135 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into standby commitment agreements;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into forward commitments.


The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.


Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may maintain no more than 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund


Alliance International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.


In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 40 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments, Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the Alliance Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in approximately 30 of the most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to

25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.


Alliance International Fund


Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established international companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.

The Fund expects to invest primarily in common stocks of established international companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in foreign countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.


Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth slowed during 1999, as expected. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on

July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are the third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will primarily invest in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the


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

trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Health Care Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Health Care Fund, Alliance International Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Except with respect to Alliance Quasar Fund, Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.


A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.


In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund, 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance New Europe Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund and Alliance Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including
29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have more than 6.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                           Fee as a percentage of       Fiscal
Fund                                    average daily net assets*    Year Ending
----                                    -------------------------    -----------

Alliance Premier Growth
    Fund                                              .95%             11/30/99
Alliance Health Care Fund                             .95%              6/30/00
Alliance Growth Fund                                  .68              10/31/99
Alliance Technology Fund                             1.10              11/30/99
Alliance Quasar Fund                                 1.01               9/30/99
The Alliance Fund                                     .68              11/30/99
Alliance Growth and Income
    Fund                                              .47              10/31/99
Alliance Balanced Shares
    Fund                                              .56               7/31/00
Alliance Utility Income Fund                          .51              11/30/99
Alliance Real Estate
    Investment Fund                                   .90               8/31/00
Alliance New Europe Fund                              .92%              7/31/00
Alliance Worldwide
    Privatization Fund                               1.00               6/30/00
Alliance International
    Premier Growth Fund                               .71              11/30/99
Alliance Global Small Cap
    Fund                                             1.00%              7/31/00
Alliance International Fund                           .87%              6/30/00
Alliance Greater China
    '97 Fund                                            0%              7/31/00
Alliance All-Asia Investment
    Fund                                              .65              10/31/99


--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.



In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------
Alliance Premier        Alfred Harrison; since             *
Growth Fund             inception--Vice Chairman
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Health         Norman Fidel; since inception      *
Care Fund               --Senior Vice President
                        of ACMC

Alliance Growth         Tyler Smith; since inception       *
Fund                    --Senior Vice President

Alliance Technology     Peter Anastos; since 1992          *
Fund                    --Senior Vice President
                        of ACMC

                        Gerald T. Malone; since 1992       *
                        --Senior Vice President
                        of ACMC

Alliance Quasar         Bruce Aranow; since 1999           Associated with
Fund                    --Vice President of ACMC           Alliance since 1999;
                                                           prior thereto, Vice
                                                           President at Invesco
                                                           since 1998; prior
                                                           thereto, Vice
                                                           President at LGT
                                                           Asset Management
                                                           since 1996

The Alliance Fund       Alden M. Stewart; since 1997       *
                        --(see above)

Alliance Growth and     Paul Rissman; since 1994           *
Income Fund             --Senior Vice President
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997           *
Shares Fund             --(see above)

Alliance Utility        Paul Rissman; since 1996           *
Income Fund             --(see above)

Alliance Real Estate    Daniel G. Pine; since 1996         *
Investment Fund         --Senior Vice President
                        of ACMC

                        David Kruth; since 1997            Associated with
                        --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto, Senior
                                                           Vice President of
                                                           Yarmouth Group

Alliance New Europe     Steven Beinhacker; since 1997      *
Fund                    --Senior Vice President
                        of ACMC

Alliance Worldwide      Mark H. Breedon; since             *
Privatization Fund      inception, Vice President
                        of ACMC and Director
                        and Senior Vice President
                        of Alliance Capital Limited***

Alliance International  Alfred Harrison; since 1998        *
Premier Growth Fund     --(see above)

                        Thomas Kamp; since 1998            *
                        --Senior Vice President
                        of ACMC

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years*
--------------------------------------------------------------------------------

Alliance Global         Bruce Aranow; since 1999           (see above)
Small Cap Fund          --(see above)

                        Mark D. Breedon; since 1998        *
                        --(see above)

Alliance                Nicholas D.P. Carn; since 1998     *
International Fund      --Senior Vice President
                        of ACMC

Alliance Greater        Matthew W.S. Lee; since 1997       Associated with
China '97 Fund          --Vice President of ACMC           Alliance since 1997;
                                                           prior thereto,
                                                           associated with
                                                           National Mutual Funds
                                                           Management (Asia) and
                                                           James Capel and Co.

Alliance All-Asia       Hiroshi Motoki; since 1998         *
Investment Fund         --Senior Vice President
                        of ACMC and director of
                        Japanese/Asian Equity
                        research


--------------------------------------------------------------------------------

* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.


Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance. As of September 30, 2000, the assets in the Historical Portfolios totaled approximately $14.3 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000

Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Large Cap Growth Fund Index is prepared by Lipper, Inc. and represents a composite index of the investment performance for the 30 largest large capitalization growth mutual funds. The composite investment performance of the Lipper Large Cap Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                                                             Lipper
                                                                           Russell          Large Cap
                           Premier       Historical        S&P 500           1000             Growth
                           Growth        Portfolios         Index        Growth Index       Fund Index
                            Fund        Total Return**   Total Return    Total Return      Total Return

1/1/00-
9/30/00***......           (8.74)%          (4.55)%         (1.39)%          (1.37)%           (1.44)%
Year ended
December:
1999***.........           23.51            29.67           21.03            33.16             34.82

1998***.........           42.97            52.16           28.60            38.71             36.47
1997***.........           27.05            34.64           33.36            30.49             27.59
1996***.........           18.84            22.06           22.96            23.12             20.56
1995***.........           40.66            39.83           37.58            37.19             34.92
1994............           (9.78)           (4.82)           1.32             2.66             (0.82)
1993............            5.35            10.54           10.08             2.90             10.66
1992............              --            12.18            7.62             5.00              6.89
1991............              --            38.91           30.47            41.16             37.34
1990............              --            (1.57)          (3.10)           (0.26)            (1.82)
1989............              --            38.80           31.69            35.92             32.30
1988............              --            10.88           16.61            11.27             10.84
1987............              --             8.49            5.25             5.31              3.33
1986............              --            27.40           18.67            15.36             16.75
1985............              --            37.41           31.73            32.85             32.85
1984............              --            (3.31)           6.27             (.95)            (4.25)
1983............              --            20.80           22.56            15.98             22.63
1982............              --            28.02           21.55            20.46             28.91
1981............              --            (1.09)          (4.92)          (11.31)            (0.06)
1980............              --            50.73           32.50            39.57             47.73
1979............              --            30.76           18.61            23.91             29.90

Cumulative
total return
for the period
January 1, 1979 to
September 30, 2000            --             5850%           3032%            3148%             3961%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.


The average annual total returns presented below are based upon the cumulative total return as of September 30, 2000 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                                                               Lipper
                                                                Russell       Large Cap
                       Premier     Historical     S&P 500        1000          Growth
                       Growth      Portfolios      Index     Growth Index    Fund Index
One year........         9.93%        15.27%       13.27%        23.43%         23.73%
Three years.....        19.61         22.74        16.44         22.74          21.95
Five years......        23.84         25.65        21.68         25.07          23.41
Ten years......         21.70*        23.25        19.42         21.44          20.75
Since January 1,
1979............           --         20.67        17.16         17.36          18.57


--------------------------------------------------------------------------------
*     Since inception on 9/28/92

Performance of a Similarly Managed Fund. Alliance is the investment adviser of an investment company organized and operated under the laws of the Grand Duchy of Luxembourg, ACM International Health Care Fund (the "ACM Fund"), that has substantially the same investment objective and policies as those of Alliance Health Care Fund. The ACM Fund has been managed in accordance with substantially the same investment strategies and techniques as are employed with respect to Alliance Health Care Fund.


Norman Fidel, the portfolio manager of Alliance Health Care Fund, is also the person who has been primarily responsible for the day-to-day management of the ACM Fund since 1988. Mr. Fidel manages approximately $2 billion of Health
Care Industries assets, including approximately $646 million of assets in the ACM Fund as of September 30, 2000.


The ACM Fund is not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Health Care Fund, as a registered investment company, is subject and which, if applicable to the ACM Fund, may have adversely affected the performance results of the ACM Fund.

Set forth below are performance data provided by Alliance relating to the Class AX shares of the ACM Fund since 1988, when Mr. Fidel began managing that fund. Performance data are shown annually and cumulatively through September 30, 2000.


The performance data are net of all fees imposed by the ACM Fund. The performance data have not been adjusted to reflect the fees that are payable by Alliance Health Care Fund, which, at comparable asset levels, may be lower than the fees imposed on the ACM Fund and may result in a lower expense ratio for Alliance Health Care Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of Alliance Health Care Fund in accordance with the plan adopted by Alliance Health Care Fund's Board of Directors under Commission Rule 12b-1 also are not reflected in the data below relating to the ACM Fund. See "Fees and Expenses of the Funds." The performance data have also not been adjusted for corporate or individual taxes, if any, payable by the ACM Fund shareholders.

The following performance data are provided solely to illustrate Mr. Fidel's performance in managing the ACM Fund. Investors should not rely on the following performance data of the ACM Fund as an indication of future performance of the Alliance Health Care Fund. The investment performance for the periods presented may not be indicative of future rates of return.

                       ACM International Health Care Fund
                       ----------------------------------

                                                              Total Returns
                                                              -------------
    1988...................................................       21.82%
    1989...................................................       46.75%
    1990...................................................       25.96%
    1991...................................................       83.07%
    1992...................................................      -10.46%
    1993...................................................       -1.38%
    1994...................................................       13.84%
    1995...................................................       46.49%
    1996...................................................        2.18%
    1997...................................................       23.07%
    1998...................................................       24.29%
    1999...................................................       -3.03%

    2000*..................................................       27.00%

                          Average Annual Total Return
                          (for periods ended 9/30/00)
                          ---------------------------

    One year...............................................       39.66%
    Five years.............................................       17.07%
    Ten years..............................................       20.01%

Cumulative Total Return of the ACM Fund from
12/31/87 to 9/30/00:                                               1068%

--------------------------------------------------------------------------------
*     Through September 30, 2000 (unannualized)


The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc. or AFD;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.

A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor

Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent auditors for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Greater China '97 Fund and Alliance Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                                Income from Investment Operations
                                                          ----------------------------------------------
                                                                                Net Gains
                                             Net Asset                        or Losses on
                                              Value,                           Securities     Total from
                                             Beginning    Net Investment     (both realized   Investment
      Fiscal Year or Period                  of Period     Income (Loss)     and unrealized)  Operations
      ---------------------                ------------   --------------     ---------------  ----------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................    $  36.25       $ (.04)(b)          $  2.74        $  2.70
   Year ended 11/30/99..................       27.71         (.17)(b)             9.32           9.15
   Year ended 11/30/98..................       22.10         (.07)(b)             7.14           7.07
   Year ended 11/30/97..................       17.99         (.06)(b)             5.25           5.19
   10/2/96+ to 11/30/96.................       15.94         (.01)(b)             2.06           2.05
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................    $  10.00       $ (.03)(b)(c)       $  2.57        $  2.54
Alliance Growth Fund
   11/1/99 to 4/30/00+++................    $  56.88       $ (.01)(b)          $  6.84        $  6.83
   Year ended 10/31/99..................       47.47          .02(b)             13.10          13.12
   Year ended 10/31/98..................       44.08          .08(b)              6.22           6.30
   Year ended 10/31/97..................       34.91         (.05)(b)            10.25          10.20
   10/2/96+ to 10/31/96.................       34.14         0.00                  .77            .77
Alliance Technology Fund
   12/1/99 to 5/31/00+++................     $112.59       $ (.42)(b)          $ 25.25        $ 24.83
   Year ended 11/30/99..................       69.04         (.68)(b)            49.40          48.72
   Year ended 11/30/98..................       54.63         (.50)(b)            15.49          14.99
   Year ended 11/30/97..................       51.17         (.45)(b)             4.33           3.88
   10/2/96+ to 11/30/96.................       47.32         (.05)(b)             3.90           3.85
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................    $  24.01       $ (.08)(b)          $  4.57        $  4.49
   Year ended 9/30/99...................       22.37         (.15)(b)             2.80           2.65
   Year ended 9/30/98...................       30.42         (.09)(b)            (6.73)         (6.82)
   10/2/96+ to 9/30/97..................       27.82         (.17)(b)             6.88           6.71
The Alliance Fund
   12/1/99 to 5/31/00+++................    $   7.58       $ 0.00(b)           $  (.33)       $  (.33)
   Year ended 11/30/99..................        5.98         (.01)(b)             2.00           1.99
   Year ended 11/30/98..................        8.69         (.01)(b)             (.53)          (.54)
   Year ended 11/30/97..................        7.71         (.02)(b)             2.10           2.08
   10/2/96+ to 11/30/96.................        6.99         0.00                  .72            .72
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................    $   3.71       $  .02(b)           $   .20        $   .22
   Year ended 10/31/99..................        3.44          .04(b)               .63            .67
   Year ended 10/31/98..................        3.48          .04(b)               .43            .47
   Year ended 10/31/97..................        3.00          .05(b)               .87            .92
   10/2/96+ to 10/31/96.................        2.97         0.00                  .03            .03
Alliance Balanced Shares
   Year ended 7/31/00...................    $  15.64       $  .43(b)           $   .50        $   .93
   Year ended 7/31/99...................       15.98          .39(b)              1.29           1.68
   Year ended 7/31/98...................       16.17          .37(b)              1.87           2.24
   10/2/96+ to 7/31/97..................       14.79          .23(b)              3.22           3.45
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................    $  16.95       $ 1.18(b)(c)        $  (.19)       $   .99
   Year ended 11/30/99..................       14.70          .42(b)(c)           2.52           2.94
   Year ended 11/30/98..................       12.49          .37(b)(c)           2.66           3.03
   Year ended 11/30/97..................       10.59          .36(b)(c)           2.04           2.40
   10/2/96+ to 11/30/96.................        9.95          .03(b)(c)            .61            .64
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................    $  10.20       $  .38(b)           $   .92        $  1.30
   Year ended 8/31/99...................       10.48          .48(b)              (.05)           .43
   Year ended 8/31/98...................       12.82          .55(b)             (2.34)         (1.79)
   10/1/96+ to 8/31/97..................       10.00          .35(b)              2.88           3.23
Alliance New Europe Fund
   Year ended 7/31/00...................    $  18.58       $ (.01)(b)          $  3.52        $  3.51
   Year ended 7/31/99...................       21.79          .13(b)              (.78)          (.65)
   Year ended 7/31/98...................       18.57          .08(b)              5.28           5.36
   10/2/96+ to 7/31/97..................       16.25          .11(b)              3.76           3.87
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................    $  11.77       $ 0.00              $  2.82        $  2.82
   Year ended 6/30/99...................       12.63          .02(b)               .93            .95
   Year ended 6/30/98...................       13.23          .19(b)               .80            .99
   10/2/96+ to 6/30/97..................       12.14          .18(b)              2.52           2.70
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................    $  13.27       $ (.01)(b)(c)       $   .48        $   .47
   Year ended 11/30/99..................        9.64         (.12)(b)(c)          3.75           3.63
   3/3/98++ to 11/30/98.................       10.00          .01(b)(c)           (.37)          (.36)


                                                  Less Dividends and Distributions         Less Distributions
                                           ---------------------------------------------   ------------------

                                            Dividends     Distributions                         Total             Net Asset
                                            from Net      in Excess of     Distributions      Dividends            Value,
                                           Investment    Net Investment        from              and               End of
      Fiscal Year or Period                  Income          Income        Capital Gains    Distributions          Period
      ---------------------                -----------   --------------   --------------   --------------       -----------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $(2.36)          $(2.36)          $  36.59
   Year ended 11/30/99..................      0.00             0.00             (.61)            (.61)             36.25
   Year ended 11/30/98..................      0.00             0.00            (1.46)           (1.46)             27.71
   Year ended 11/30/97..................      0.00             0.00            (1.08)           (1.08)             22.10
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              17.99
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................    $ 0.00            $0.00           $ 0.00           $ 0.00           $  12.54
Alliance Growth Fund
   11/1/99 to 4/30/00+++................    $ 0.00            $0.00           $(7.44)          $(7.44)          $  56.27
   Year ended 10/31/99..................      0.00             0.00            (3.71)           (3.71)             56.88
   Year ended 10/31/98..................      0.00             0.00            (2.91)           (2.91)             47.47
   Year ended 10/31/97..................      0.00             0.00            (1.03)           (1.03)             44.08
   10/2/96+ to 10/31/96.................      0.00             0.00             0.00             0.00              34.91
Alliance Technology Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $(4.04)          $(4.04)          $ 133.38
   Year ended 11/30/99..................      0.00             0.00            (5.17)           (5.17)            112.59
   Year ended 11/30/98..................      0.00             0.00             (.58)            (.58)             69.04
   Year ended 11/30/97..................      0.00             0.00             (.42)            (.42)             54.63
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              51.17
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................    $ 0.00            $0.00           $ 0.00           $ 0.00           $  28.50
   Year ended 9/30/99...................      0.00             0.00            (1.01)           (1.01)             24.01
   Year ended 9/30/98...................      0.00             0.00            (1.23)           (1.23)             22.37
   10/2/96+ to 9/30/97..................      0.00             0.00            (4.11)           (4.11)             30.42
The Alliance Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $ (.64)          $ (.64)          $   6.61
   Year ended 11/30/99..................      0.00             0.00             (.39)            (.39)              7.58
   Year ended 11/30/98..................      0.00             0.00            (2.17)           (2.17)              5.98
   Year ended 11/30/97..................      (.04)            0.00            (1.06)           (1.10)              8.69
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00               7.71
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................    $ (.02)           $0.00           $ (.17)          $ (.19)          $   3.74
   Year ended 10/31/99..................      (.04)            (.01)            (.35)            (.40)              3.71
   Year ended 10/31/98..................      (.05)            0.00             (.46)            (.51)              3.44
   Year ended 10/31/97..................     (0.06)            0.00             (.38)            (.44)              3.48
   10/2/96+ to 10/31/96.................      0.00             0.00             0.00             0.00               3.00
Alliance Balanced Shares
   Year ended 7/31/00...................    $ (.39)           $0.00           $ (.64)          $(1.03)          $  15.54
   Year ended 7/31/99...................      (.37)            0.00            (1.65)           (2.02)             15.64
   Year ended 7/31/98...................      (.36)            0.00            (2.07)           (2.43)             15.98
   10/2/96+ to 7/31/97..................      (.27)            0.00            (1.80)           (2.07)             16.17
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................    $ (.18)           $0.00           $ (.94)          $(1.12)          $  16.82
   Year ended 11/30/99..................      (.35)            0.00             (.34)            (.69)             16.95
   Year ended 11/30/98..................      (.35)            0.00             (.47)            (.82)             14.70
   Year ended 11/30/97..................      (.37)            0.00             (.13)            (.50)             12.49
   10/2/96+ to 11/30/96.................      0.00             0.00             0.00             0.00              10.59
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................    $ (.63)(f)        $0.00           $ 0.00           $ (.63)          $  10.87
   Year ended 8/31/99...................      (.50)(f)         (.11)            (.10)            (.71)             10.20
   Year ended 8/31/98...................      (.54)            0.00             (.01)            (.55)             10.48
   10/1/96+ to 8/31/97..................      (.41)(f)         0.00             0.00             (.41)             12.82
Alliance New Europe Fund
   Year ended 7/31/00...................    $ 0.00            $0.00           $ (.91)          $ (.91)          $  21.18
   Year ended 7/31/99...................      0.00             0.00            (2.56)           (2.56)             18.58
   Year ended 7/31/98...................      0.00             (.09)           (2.05)           (2.14)             21.79
   10/2/96+ to 7/31/97..................      (.09)            (.14)           (1.32)           (1.55)             18.57
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................    $(0.00)           $0.00           $(1.06)          $(1.06)          $  13.53
   Year ended 6/30/99...................      (.17)            0.00            (1.64)           (1.81)             11.77
   Year ended 6/30/98...................      (.23)            0.00            (1.36)           (1.59)             12.63
   10/2/96+ to 6/30/97..................      (.19)            0.00            (1.42)           (1.61)             13.23
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................    $ 0.00            $0.00           $ (.44)          $ (.44)          $  13.30
   Year ended 11/30/99..................      0.00             0.00             0.00             0.00              13.27
   3/3/98++ to 11/30/98.................      0.00             0.00             0.00             0.00               9.64


                                                                                  Ratios/Supplemental Data
                                                           ---------------------------------------------------------------------

                                                                               Ratio of           Ratio of Net
                                                             Net Assets,       Expenses         Income (Loss) to
                                               Total        End of Period     to Average             Average         Portfolio
      Fiscal Year or Period                 Return (a)     (000's omitted)    Net Assets           Net Assets      Turnover Rate
      ---------------------                -----------     --------------     -----------         -------------    -------------

Alliance Premier Growth Fund
   12/1/99 to 5/31/00+++................       7.84%            $590,345          1.06%*               (.20)%*           68%
   Year ended 11/30/99..................      33.68%             466,690          1.16                 (.51)             75
   Year ended 11/30/98..................      34.31              271,661          1.26(e)              (.28)             82
   Year ended 11/30/97..................      30.98               53,459          1.25                 (.28)             76
   10/2/96+ to 11/30/96.................      12.86                1,922          1.50*                (.48)*            95
Alliance Health Care Fund
   8/27/99++ to 6/30/00.................      25.40%            $  6,184          1.61%*(d)            (.36)%*           26%
Alliance Growth Fund
   11/1/99 to 4/30/00+++................      12.47%            $ 40,622           .82%*               (.03)%*           38%
   Year ended 10/31/99..................      29.08              142,720           .88                  .03              62
   Year ended 10/31/98..................      14.92              174,745           .93(e)               .17              61
   Year ended 10/31/97..................      29.92              101,205           .98(e)              (.12)             48
   10/2/96+ to 10/31/96.................       2.26                  946          1.26*                 .50              46
Alliance Technology Fund
   12/1/99 to 5/31/00+++................      22.58%            $348,407          1.23%*               (.61)%*           23%
   Year ended 11/30/99..................      75.22              330,404          1.35%(e)             (.78)             54
   Year ended 11/30/98..................      27.73              230,295          1.37(e)              (.84)             67
   Year ended 11/30/97..................       7.65              167,120          1.39(e)              (.81)             51
   10/2/96+ to 11/30/96.................       8.14                  566          1.75*               (1.21)*            30
Alliance Quasar Fund
   10/1/99 to 3/31/00+++................      18.70%            $141,054          1.37%(e)*            (.59)%*           86%
   Year ended 9/30/99...................      12.16              164,671          1.42(e)              (.62)             91
   Year ended 9/30/98...................     (23.24)             175,037          1.38(e)              (.32)            109
   10/2/96+ to 9/30/97..................      28.47               62,455          1.58*                (.74)*           135
The Alliance Fund
   12/1/99 to 5/31/00+++................      (4.87)%           $  9,891           .82%*               (.13)%*           46%
   Year ended 11/30/99..................      35.66                9,970           .85                 (.20)             97
   Year ended 11/30/98..................      (8.19)              11,305           .83                 (.16)            106
   Year ended 11/30/97..................      32.00               10,275           .83                 (.21)            158
   10/2/96+ to 11/30/96.................      10.30                1,083           .89*                 .38*             80
Alliance Growth and
Income Fund
   11/1/99 to 4/30/00+++................       6.59%            $ 65,293           .66%*               1.19%*            28%
   Year ended 10/31/99..................      21.03               39,739           .68                 1.12              48
   Year ended 10/31/98..................      14.96               22,786           .76(e)              1.14              89
   Year ended 10/31/97..................      33.61                3,207           .71(e)              1.42              88
   10/2/96+ to 10/31/96.................       1.01                   87           .37*                3.40*             88
Alliance Balanced Shares
   Year ended 7/31/00...................       6.48%            $  2,943           .86%                2.88%             76%
   Year ended 7/31/99...................      11.71                2,627           .97(e)              2.56             105
   Year ended 7/31/98...................      15.32                2,079          1.06(e)              2.33             145
   10/2/96+ to 7/31/97..................      25.96                1,565          1.30(e)*             2.15*            207
Alliance Utility Income Fund
   12/1/99 to 5/31/00+++................       6.12%            $  1,035          1.19%(d)*           13.87%*            19%
   Year ended 11/30/99..................      20.62                1,532          1.20(d)              2.55              19
   Year ended 11/30/98..................      25.34                  523          1.20(d)              2.83              16
   Year ended 11/30/97..................      23.57                   42          1.20(d)              3.28              37
   10/2/96+ to 11/30/96.................       6.33                   33          1.20(d)*             4.02*             98
Alliance Real Estate
Investment Fund
   Year ended 8/31/00...................      13.94%            $  1,943          1.40%                3.83%             26%
   Year ended 8/31/99...................       4.18                2,270          1.30                 4.75              29
   Year ended 8/31/98...................     (14.74)               2,899          1.25                 4.08              23
   10/1/96+ to 8/31/97..................      32.72                2,313          1.45(d)(e)*          3.07*             20
Alliance New Europe Fund
   Year ended 7/31/00...................      19.21%            $  9,196          1.34%(e)             (.06)%           103%
   Year ended 7/31/99...................      (2.54)               4,778          1.51(e)               .68              89
   Year ended 7/31/98...................      32.55                3,143          1.56(e)               .39              99
   10/2/96+ to 7/31/97..................      25.76                4,130          1.71(e)*              .77*             89
Alliance Worldwide
Privatization Fund
   Year ended 6/30/00...................      24.68%            $  2,506          1.43%(e)              .01%             67%
   Year ended 6/30/99...................      10.12                1,610          1.62(e)               .37              58
   Year ended 6/30/98...................       9.48                1,716          1.45                 1.48              53
   10/2/96+ to 6/30/97..................      25.24                  374          1.96*                2.97*             48
Alliance International
Premier Growth Fund
   12/1/99 to 5/31/00+++................       3.62%            $ 21,076          1.53%*               (.21)%*          122%
   Year ended 11/30/99..................      37.66                2,386          2.21(d)(e)          (1.06)            107
   3/3/98++ to 11/30/98.................      (3.60)               1,386          2.20(d)*              .13*            151


--------------------------------------------------------------------------------
Please refer to the footnotes on page 60.


                                    58 & 59

                                                           Income from Investment Operations
                                                    -----------------------------------------------
                                                                          Net Gains
                                       Net Asset                        or Losses on
                                        Value,                           Securities      Total from
                                       Beginning     Net Investment    (both realized    Investment
      Fiscal Year or Period            of Period      Income (Loss)    and unrealized)   Operations
      ---------------------            ---------     --------------    ---------------   ----------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............    $11.74         $(.12)(b)           $3.86           $3.74
   Year ended 7/31/99...............     12.20          (.07)(b)             .77             .70
   Year ended 7/31/98...............     12.89          (.07)(b)             .37             .30
   10/2/96+ to 7/31/97..............     12.56          (.08)(b)            1.97            1.89
Alliance International Fund
   Year ended 6/30/00...............    $16.24         $ .01(b)(c)         $4.66           $4.67
   Year ended 6/30/99...............     18.54           .01(b)(c)          (.75)           (.74)
   Year ended 6/30/98...............     18.67           .02(b)(c)          1.13            1.15
   10/2/96+ to 6/30/97..............     17.96           .16(b)             1.78            1.94
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............    $ 8.24         $(.02)(b)(c)        $2.19           $2.17
   Year ended 7/31/99...............      4.85           .04(b)(c)          3.35            3.39
   9/3/97+ to 7/31/98...............     10.00           .10(b)(c)         (5.18)          (5.08)
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............    $10.54         $(.07)(b)           $2.87           $2.80
   Year ended 10/31/99..............      5.90          (.10)(b)(c)         4.74            4.64
   Year ended 10/31/98..............      7.56          (.08)(b)(c)        (1.58)          (1.66)
   Year ended 10/31/97..............     11.04          (.15)(b)(c)        (2.99)          (3.14)
   10/2/96+ to 10/31/96.............     11.65          0.00(b)(c)          (.61)           (.61)


                                              Less Dividends and Distributions           Less Distributions
                                       ----------------------------------------------    ------------------

                                        Dividends     Distributions                             Total           Net Asset
                                        from Net      in Excess of      Distributions         Dividends          Value,
                                       Investment    Net Investment         from                 and             End of
      Fiscal Year or Period              Income          Income         Capital Gains       Distributions        Period
      ---------------------            ----------    --------------     -------------      --------------       ---------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............     $0.00            $0.00            $ (.20)             $ (.20)           $15.28
   Year ended 7/31/99...............      0.00             0.00             (1.16)              (1.16)            11.74
   Year ended 7/31/98...............      0.00             0.00              (.99)               (.99)            12.20
   10/2/96+ to 7/31/97..............      0.00             0.00             (1.56)              (1.56)            12.89
Alliance International Fund
   Year ended 6/30/00...............     $0.00            $0.00            $(1.19)             $(1.19)           $19.72
   Year ended 6/30/99...............      (.01)            (.51)            (1.04)              (1.56)            16.24
   Year ended 6/30/98...............      (.02)            (.05)            (1.21)              (1.28)            18.54
   10/2/96+ to 6/30/97..............      (.15)            0.00             (1.08)              (1.23)            18.67
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............     $0.00            $0.00            $ 0.00              $ 0.00            $10.41
   Year ended 7/31/99...............      0.00             0.00              0.00                0.00              8.24
   9/3/97+ to 7/31/98...............      (.07)            0.00              0.00                (.07)             4.85
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............     $0.00            $0.00            $ 0.00              $ 0.00            $13.34
   Year ended 10/31/99..............      0.00             0.00              0.00                0.00             10.54
   Year ended 10/31/98..............      0.00             0.00              0.00                0.00              5.90
   Year ended 10/31/97..............      0.00             0.00              (.34)               (.34)             7.56
   10/2/96+ to 10/31/96.............      0.00             0.00              0.00                0.00             11.04


                                                                            Ratios/Supplemental Data
                                                     ---------------------------------------------------------------------

                                                                        Ratio of           Ratio of Net
                                                       Net Assets,      Expenses         Income (Loss) to
                                         Total        End of Period    to Average             Average          Portfolio
      Fiscal Year or Period           Return (a)     (000's omitted)   Net Assets           Net Assets       Turnover Rate
      ---------------------           ----------     ---------------   ----------        ----------------    -------------

Alliance Global
Small Cap Fund
   Year ended 7/31/00...............    32.19%             $   707         1.69%(e)             (.76)%            133%
   Year ended 7/31/99...............     7.63                  189         2.13(e)              (.63)             120
   Year ended 7/31/98...............     2.82                  392         1.87(e)              (.57)             113
   10/2/96+ to 7/31/97..............    17.08                  333         2.05(e)*             (.84)*            129
Alliance International Fund
   Year ended 6/30/00...............    29.64%             $25,407         1.55%(d)(e)(g)        .04%             154%
   Year ended 6/30/99...............    (3.62)              33,949         1.57(d)(e)            .04(c)           178
   Year ended 6/30/98...............     6.98               47,154         1.47(d)               .13(c)           121
   10/2/96+ to 6/30/97..............    11.57                8,697         1.69(e)*             1.47*              94
Alliance Greater
China '97 Fund
   Year ended 7/31/00...............    26.34%             $   273         2.22%(d)(e)          (.15)%(c)         158%
   Year ended 7/31/99...............    69.90%                 161         2.22(d)(e)            .58               94
   9/3/97+ to 7/31/98...............   (51.06)                  60         2.22(d)(e)*          1.51*              58
Alliance All-Asia
Investment Fund
   11/1/99 to 4/30/00+++............    26.57%             $ 8,568         1.77%(e)(g)*         (.98)%*           164%
   Year ended 10/31/99..............    78.64                4,746         2.45(d)(e)          (1.33)             119
   Year ended 10/31/98..............   (21.96)               2,012         3.46(d)(e)           1.22               93
   Year ended 10/31/97..............   (29.42)               1,338         3.21(d)             (1.51)              70
   10/2/96+ to 10/31/96.............    (5.24)                  27         4.97*(d)             1.63               66


--------------------------------------------------------------------------------
+     Commencement of distribution.

++    Commencement of operations.
+++   Unaudited.

*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                                      1996     1997     1998     1999     2000

Alliance All-Asia Investment Fund
Advisor Class                        5.54%*    3.43%    4.39%    2.93%      --


Alliance Utility Income Fund
Advisor Class                        3.48%*    3.29%    2.21%    1.41%    1.19%

Alliance Real Estate Investment
Fund
Advisor Class                          --      1.47%*     --       --       --


Alliance International Premier
Growth Fund
Advisor Class                          --        --     6.28%*   2.96%      --

                                               1997     1998     1999     2000

Alliance International Fund
Advisor Class                                  1.69%    1.62%    1.70%    1.69%

Alliance Greater China '97 Fund
Advisor Class                                    --    18.13%*  19.01%    9.61%

Alliance Health Care Fund
Advisor Class                                    --       --       --     1.65%


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the rate of expenses to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:


                                            1997      1998      1999      2000
Alliance International Fund
Advisor Class                              1.69%*      --       1.55%     1.53%

Alliance Global Small Cap Fund
Advisor Class                              2.04%*     1.84%     2.10%     1.68%

Alliance New Europe Fund
Advisor Class                              1.71%*     1.54%     1.50%     1.33%

Alliance All-Asia Investment Fund
Advisor Class                                --       3.41%     2.43%     1.76%

Alliance Balanced Shares
Advisor Class                              1.29%*     1.05%      .96%       --

Alliance Worldwide Privatization Fund
Advisor Class                                --         --      1.61%     1.42%

Alliance Quasar Fund
Advisor Class                                --       1.37%     1.41%     1.36%*

                                            1997      1998      1999      2000
Alliance Real Estate Investment Fund
Advisor Class                              1.44%*       --        --        --

Alliance International Premier
Growth Fund
Advisor Class                                --         --      2.20%       --

Alliance Growth and Income Fund
Advisor Class                               .70%       .75%       --        --

Alliance Growth  Fund
Advisor Class                               .96%       .92%       --        --

Alliance Technology Fund  Fund
Advisor Class                              1.38%      1.36%     1.34%       --

Alliance Greater China '97 Fund
Advisor Class                                --       2.20%*    2.20%     2.20%*

Alliance Premier Growth Fund
Advisor Class                                --       1.25%       --        --


(f) Distributions from net investment income for the years ended 2000, 1999 and 1997 include a tax return of capital of $.19, $.02 and $.03 respectively.

(g) Includes interest expense. If Alliance International Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Adviser Class, 1.68% for 2000. If Alliance All-Asia Investment Fund had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to the Adviser Class, 1.70% for 2000.



                                     60 & 61

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.62 in 1999. On October 23, 2000 the U.S. dollar-pound sterling exchange rate was 1.45.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 6315.90 on October 23, 2000, down approximately 9% from the beginning of 2000.


The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the SAI of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which have succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar.


Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. On October 23, 2000 the TOPIX closed at 1422.84, down approximately
17% from the beginning of 2000.


Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996, Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The LDP formed a new three-party coalition government on October 5, 1999 that further strengthened the position of Mr. Obuchi's administration in the parliament. On April 6, 2000, following an ultimately fatal stroke suffered by Mr. Obuchi, the parliament elected Yoshiro Mori to replace Mr. Obuchi as prime minister. Although the LDP held on to its power in the House of Representatives elections in June 2000, its margin of victory was less than predicted. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have had significant exposure to the recent financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these laws will achieve their intended effect. For further information regarding Japan, see the SAIs of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. In September 2000, however, following an agreement reached in November 1999 between the U.S. and China, the U.S. Congress authorized the President to grant permanent normal trade relations (formerly known as most favored nation status) to China, ending the current annual review process and facilitating China's entry into the World Trade Organization. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies.
These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund, may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

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

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

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

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, N.J. 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com

Fund                                                                SEC File No.
--------------------------------------------------------------------------------
Alliance Premier Growth Fund                                        811-06730
Alliance Health Care Fund                                           811-09329
Alliance Growth Fund                                                811-05088
Alliance Technology Fund                                            811-03131
Alliance Quasar Fund                                                811-01716
The Alliance Fund                                                   811-00204
Alliance Growth & Income                                            811-00126
Alliance Balanced Shares                                            811-00134
Alliance Utility Income Fund                                        811-07916
Alliance Real Estate Investment Fund                                811-07707
Alliance New Europe Fund                                            811-06028
Alliance Worldwide Privatization Fund                               811-08426
Alliance International Premier Growth Fund                          811-08527
Alliance Global Small Cap Fund                                      811-01415
Alliance International Fund                                         811-03130
Alliance Greater China '97 Fund                                     811-08201
Alliance All-Asia Investment Fund                                   811-08776


                                       68

                              ALLIANCE UTILITY INCOME

FUND, INC
________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
    February 1, 2000 (as amended as of November 1, 2000)
_________________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated November 1, 2000, for Alliance Utility Income Fund, Inc. (the "Fund") that offers Class A,
Class B and Class C shares of the Fund and the current Prospectus, dated November 1, 2000, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of the Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND...................................
MANAGEMENT OF THE FUND....................................
EXPENSES OF THE FUND......................................
PURCHASE OF SHARES........................................
REDEMPTION AND REPURCHASE OF SHARES.......................
SHAREHOLDER SERVICES......................................
NET ASSET VALUE...........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................
PORTFOLIO TRANSACTIONS......................
GENERAL INFORMATION.......................................
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL
  STATEMENTS..............................................
APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED
     OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
     OR INSTRUMENTALITIES.................................    A-1
APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS............    B-1
APPENDIX C:  OPTIONS......................................    C-1

APPENDIX D:  FUTURES CONTRACTS, OPTIONS ON
     FUTURES CONTRACTS AND OPTIONS ON
     FOREIGN CURRENCIES...................................    D-1
APPENDIX E:  CERTAIN EMPLOYEE BENEFIT PLANS...............    E-1

___________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

         Alliance Utility Income Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

         The Fund's investment objective is to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

How the Fund Pursues its Objective

         The Fund may invest in securities of both United States and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in
(i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of the value of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from its utilities activities. At least 65% of the Fund's total assets are to be invested in income-producing securities.

         The Fund's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of companies in the utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time. In evaluating particular issuers, Alliance Capital Management L.P., (the "Adviser") will consider a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser will consider the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Fund.

         The Fund will invest in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. There are no fixed percentage limits on the allocation of the Fund's investments between equity securities and fixed income securities. Rather, the Fund may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential. The values of fixed-income securities change as the general levels of interest rates fluctuate. When interest rates decline, the values of fixed income securities can be expected to increase, and when interest rates rise, the values of fixed income securities can be expected to decrease. The Adviser expects that the average weighted maturity of the Fund's portfolio of fixed-income securities may, depending upon market conditions, vary between 5 and 25 years.

         The Fund may maintain up to 35% of its net assets in fixed-income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable investment quality as determined by the Adviser. Such high-risk, high-yield securities (commonly referred to as "junk bonds") are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics. See "Certain Risk

Considerations--Investments in Lower-Rated Fixed-Income
Securities." The Fund will not retain a security which is downgraded below B, or if unrated, determined by the Adviser to have undergone similar credit quality deterioration subsequent to purchase.

         Convertible Securities. Utilities frequently issue convertible securities. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The Fund may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

         Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Utilities Industry

         United States Utilities. The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories. At this time, there are certain institutional impediments to the wide-scale deregulation of electric utilities, including among other things, limitations on the redistribution of power. The Adviser believes, however, that recent developments, including the enactment of the Energy Policy Act of 1992, may alleviate certain existing restrictions.

         Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities, and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

         Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Potential sources of competition and new products are cable television systems, shared tenant services and other noncarrier systems, which are capable of by-passing traditional telephone services providers' local plants, either completely or partially, through substitutions of special access for switched access or through concentration of telecommunications traffic on fewer of the traditional telephone services providers' lines. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

         Less traditional utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.

         Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can also be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. In addition, because of the Fund's policy of concentrating its investments in securities of utility companies, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting the utilities industry. Under market conditions that are unfavorable to the utilities industry, the Adviser may significantly reduce the Fund's investment in that industry.

         Foreign Utilities. Foreign utility companies, like utility companies located in the United States, are generally subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the United States such utilities may, in the future, be required to invest in pollution control equipment if the countries in which the utilities are located adopt pollution restrictions that more closely resemble United States pollution restrictions. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

         The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Adviser believes that, in order to attract significant capital for growth, some foreign governments may engage in a program of privatization of their utilities industry, and that the securities issued by privatized utility companies may offer attractive investment opportunities with the potential for long-term growth. Privatization, which refers to the trend toward investor ownership, rather than government ownership, of assets is expected to occur both in newer, faster-growing economies and in mature economies. In addition, efforts toward modernization in Eastern Europe, as well as the potential of economic unification of European markets, in the view of the Adviser, may improve economic growth, reduce costs and increase competition in Europe, which could result in opportunities for investment by the Fund in utilities industries in Europe. There can be no assurance that securities of privatized companies will be offered to the public or to foreign companies such as the Fund, or that investment opportunities in foreign markets for the Fund will increase for this or other reasons.

         The percentage of the Fund's assets invested in issuers of particular countries will vary depending on the relative yields and growth and income potential of such securities, the economies of the countries in which the investments are made, interest rate conditions in such countries and the relationship of such countries' currencies to the U.S. Dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. As mentioned above, the Fund will not invest more than 15% of its total assets in issuers in any one foreign country. See "Certain Risk Considerations--Risks of Investments in Foreign Securities."

Other Securities

         While the Fund's investment strategy normally emphasizes securities of companies in the utilities industry, the Fund may, where consistent with its investment objective, invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign issuers other than companies in the utilities industry, including (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") and repurchase agreements pertaining thereto, as discussed below, (ii) foreign securities, as discussed below, (iii) corporate fixed-income securities of domestic issuers of quality comparable to the fixed-income securities described above, (iv) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation,
(v) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P, (vi) equity securities of domestic corporate issuers and (vii) the additional derivative vehicles discussed below under the caption "Investment Policies and Practices."

         U.S. Government Securities. U.S. Government Securities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities. Some such obligations are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal

Home Loan Banks, and some are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. See Appendix A for a further description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities.

         U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other interest-bearing securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         For a general description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities, see
Appendix A.

         Foreign Securities. Foreign fixed-income securities in which the Fund invests may include fixed-income securities of quality comparable to the fixed-income securities described above as determined by the Adviser (i) issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities (collectively, "Government Entities") and
(ii) of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars (including fixed-income securities of a Government Entity or foreign corporate issuer in a country denominated in the currency of another country). The Fund may also invest in equity securities of foreign corporate issuers. See "How the Fund Pursues its Objective--Utilities Industry- -Foreign Utilities" and "Certain Risk Considerations--Risks of Investments in Foreign Securities."

         In addition to purchasing corporate securities of foreign issuers in foreign securities markets, the Fund may invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.
ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in foreign securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs will be deemed to be investments in securities issued by United States issuers and the Fund's investments in GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

         The Fund will also be authorized to invest in securities of supranational entities denominated in the currency of any country, including the euro. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. The Fund is further authorized to invest in "semi-governmental securities," which are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.
An example of a semi-governmental issuer is the City of Stockholm.

         Defensive Position. It is the Fund's policy that under normal circumstances, the total assets of the Fund will be primarily invested in equity and fixed-income securities of companies in the utilities industry. For temporary defensive purposes, the Fund may vary from its investment policy during periods in which the Adviser believes that business or financial conditions warrant and invest without limit in high grade fixed-income securities or hold its assets in cash equivalents, including (i) short-term U.S. Government Securities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (iii) commercial paper of prime quality rated A-1 or higher by S&P or Prime 1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's.

Investment Policies and Practices

         The following additional investment policies and practices supplement those in the Prospectus.

         Options. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Fund may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if the Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's Custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "Illiquid Securities."

         For additional information on the use, risks and costs of options, see Appendix C.

         Options on Securities Indices. The Fund may purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign Government Entities ("Foreign Government Securities"), corporate fixed-income securities or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolios securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix D.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the liquid assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, poor correlation may exist at any time between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account with its Custodian in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account with its Custodian liquid assets having an aggregate value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" trade.

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's Custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments will not exceed 20% of its assets taken at the time of acquisition of such commitment of security. The Fund will at all times maintain a segregated account with its Custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the

Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Investment Restrictions" in the Statement of Additional Information. See "Dividends, Distributions and Taxes-Tax Straddles" in the Statement of Additional Information for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that liquid assets or bank letters of credit equal to at least 100% of the market value of the securities loaned, are deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Repurchase Agreements. The Fund may enter into agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its

Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities (excluding Rule 144A securities) issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc.

         The Fund's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security

(including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

         Investment in Closed-End Investment Companies. The Fund may invest in closed-end investment companies whose investment objectives and policies are consistent with those of the Fund. The Fund may invest up to 5% of its net assets in securities of closed-end investment companies. However, the Fund may not own more than 3% of the total outstanding voting stock of any closed-end investment company. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

         Portfolio Turnover. The Fund may engage in active short-term trading in connection with its investment in shorter-term fixed-income securities in order to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. It is anticipated that the Fund's annual turnover rate will not exceed 200%. An annual turnover rate of 200% occurs, for example, when all of the securities in the Fund's portfolio are replaced twice in a period of one year. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commissions than would a lower rate, which expenses must be borne by the Fund and its shareholders and may result in the Fund realizing more short-term capital gains or losses than would a lower rate. See "Dividends, Distributions and Taxes."

Certain Risk Considerations

         Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

         Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

         Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

         Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

         Investments in Lower-Rated Fixed-Income Securities. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. Adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

         The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions.
However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         In seeking to achieve the Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Fund.

         Ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix B for a description of Moody's, S&P's and Fitch's bond and commercial paper ratings.

         Certain lower-rated securities in which the Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

         Risks of Investments in Foreign Securities. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. Dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Fund may not:

         (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers;

        (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government Securities;

       (iii) purchase more than 10% of any class of the voting securities of any one issuer;

        (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

         (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies;

        (vi) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

       (vii) participate on a joint or joint and several basis in any securities trading account;

      (viii) invest in companies for the purpose of exercising control;

        (ix) issue any senior security within the meaning of the 1940 Act, except that the Fund may write put and call options;

         (x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

        (xi) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
              (b) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of securities and related options, futures contracts and options on futures contracts and options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
              (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of June 30, 2000totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.* Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.


____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or by other subsidiaries of Equitable and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $124,000 in respect of such services during the fiscal year of the Fund ended in 1999.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .75 of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20% and 1.20% of average net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. For the fiscal years of the Fund ended in 1999, 1998 and 1997, the Adviser received from the Fund $684,771, $248,119 and $153,604, respectively, in advisory fees.

         The Advisory Agreement became effective on September 28, 1993, having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 14, 1993, and by the Fund's initial shareholder on September 15, 1993.

         The Advisory Agreement continues in effect for successive twelve-month periods computed from each August 1, provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. The Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their regular meeting held on July 14, 1999.

         The Advisory Agreement may be terminated without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased, or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund,

Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,** 55, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1995.

         RUTH BLOCK, 69, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable; Chairman and Chief Executive Officer of Evlico; a Director of Avon, Tandem Financial Group and Donaldson, Lufkin & Jenrette Securities Corporation. She is currently a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas).
Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 71, is an independent consultant. Until December 1994 he was Senior Vice President of ACMC responsible for mutual fund administration. Prior to joining ACMC in 1984 he was Chief Financial Officer of Eberstadt Asset
____________________

**     An "interested person" of the Fund as defined in the 1940
       Act.

Management since 1968. Prior to that he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified
Public Accountants since 1953.  His address is P.O. Box 167,
Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 58, Consultant. Formerly a Senior Advisor from June 1999 - June 2000 and President from December 1989 - May 1999 of Historic Hudson Valley (historic
preservation).   Previously, he was Director of the National
Academy of Design. During 1988-92, he was a Director and Chairman of the Audit Committee of ACMC. His address is P.O. Box 12, Annandale, New York 12504.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1995. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 76, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1995. He was formerly President of New York University and the New York Botanical Garden, Rector of the United Nations University and Vice Chairman of the Board of the Federal Reserve Bank of New York. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 61, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1995. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 66, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe LLP since January 1995.
He was formerly a senior partner and a member of the Executive Committee of that firm. He was also a member of the Municipal Securities Rulemaking Board and Trustee of the Museum of the City of New York. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, Senior Vice President, 40, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1995.

         PAUL C. RISSMAN, Senior Vice President, 43, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1995.

         THOMAS J. BARDONG, Vice President, 55, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

         ANNIE TSAO, Vice President, 45, is a Vice President of
ACMC, with which she has been associated since prior to 1995.

         EDMUND P. BERGAN, JR., Secretary, 50, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         ANDREW L. GANGOLF, Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS, with which he has been associated since prior to 1995.

         VINCENT S. NOTO, Controller, 35, is a Vice President of
AFS, with which he has been associated since prior to 1995.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                               Total Number   Total Number
                                               of Investment  of Investment
                                               Companies in   Portfolios
                                               the Alliance   within the
                                 Total         Fund Complex,  Alliance Fund
                                 Compensation  Including the  Complex,
                                 From the      Fund, as to    including the
                                 Alliance Fund which the      Fund,as to which
                   Aggregate     Complex,      Director is a  the Director
Name of            Compensation  Including the Director or    is a Director
Director           From the Fund Fund          Trustee        or Trustee

John D. Carifa         $0            $0               49           107
Ruth Block             $3,730        $154,263         38            83
David H. Dievler       $3,848        $210,188         44            90
John H. Dobkin         $3,849        $206,488         41            87
William H. Foulk, Jr.  $3,851        $246,413         45           102
Dr. James M. Hester    $3,853        $164,138         39            84
Clifford L. Michel     $3,853        $183,388         39            86
Donald J. Robinson     $3,097        $154,313         41            96

         As of October 6, 2000, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the [5~1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended November 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $53,207 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $244,824. Of the

$298,031 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $15,903 was spent on advertising, $4,195 on the printing and mailing of prospectuses for persons other than current shareholders, $121,421for compensation to broker-dealers and other financial intermediaries (including, $50,586 to the Fund's Principal Underwriter), $23,906 for compensation to sales personnel and $132,606 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $588,156, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,932,069. Of the $2,520,225 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $64,118 was spent on advertising, $12,337 on the printing and mailing of prospectuses for persons other than current shareholders, $2,014,922 for compensation to broker-dealers and other financial intermediaries (including, $172,897 to the Fund's Principal Underwriter), $30,723 for compensation to sales personnel, $303,183 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $94,942 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended November 30, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $135,914, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $191,917. Of the $327,831 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $14,509 was spent on advertising, $2,576 on the printing and mailing of prospectuses for persons other than current shareholders, $231,476 for compensation to broker-dealers and other financial intermediaries (including, $38,940 to the Fund's Principal Underwriter), $7,422 for compensation to sales personnel, $68,757 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $3,091 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $4,267,239 (5.28% of the net assets of Class B) and $720,372 (3.50% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each August 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for another annual term by a vote, cast in person, of the Directors including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 14, 1999.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended November 30, 1999, the Fund paid AFS $165,472 pursuant to the Transfer Agency Agreement.

   Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

___________________________________________________________

                    PURCHASE OF SHARES
___________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and
(iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or (iii) by the categories of investors described in clauses (i) through (iv) below under "Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable
Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered
representatives who sell shares of the Fund.    On some
occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and

Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares***

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the
____________________

*** Advisor Class shares are sold only to investors described above in this section under "General."

higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix E for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended in 1999, 1998 and 1997, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $701,974, $161,331 and $20,029, respectively. Of that amount, the Principal Underwriter received the amount of $28,108, $5,701 and $707, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1999, 1998 and 1997, the Principal Underwriter received contingent deferred sales and charges of $487, $0, respectively, on Class A shares, $137,893, $52,306 and $20,323, respectively, on Class B shares, and $3,371, $1,252, and $1,261, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      To Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price

Less than
  $100,000                4.44%      4.25%         4.00%
$100,000 but
  less than
  $250,000                3.36       3.25          3.00
$250,000 but
  less than
  $500,000                2.30       2.25          2.00
$500,000 but
  less than
  $1,000,000*             1.78       1.75          1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "-
-Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

   AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.

Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II

  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund


         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal

Underwriter has approved at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; and
(vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased on or after November 19, 1993 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                        Shares Purchased      Shares Purchased
Years                       before               on or after
Since Purchase          November 19, 1993     November 19, 1993

First                        5.0%                   4.0%
Second                       4.0%                   3.0%
Third                        3.0%                   2.0%
Fourth                       2.5%                   1.0%
Fifth                        1.0%                   None
Sixth and thereafter         None                   None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or

(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a conversion event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Share--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone

(although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their [5~initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares July 1, 1995 that are held the longest will be redeemed next. Redemptions of Class B shares July 1, 1995 in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicted below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc.

are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

General

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year
(ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Fund and of sales or redemptions of Fund shares, and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

         Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. If the Fund is unable to pass through to its shareholders the amount of foreign taxes paid by the Fund, the Fund will be entitled to claim a deduction of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholders.

         Taxation of Foreign Stockholders. The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or any other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options and Futures Contracts. Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the


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

same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, interest rate swap, cap or floor or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle;
(ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-
section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and
(v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended November 30, 1999, 1998 and 1997, the Fund incurred brokerage commissions amounting in the aggregate to $97,332, $23,651 and $21,809, respectively. During the fiscal years ended November 30, 1999, 1998 and 1997, brokerage commissions amounting in the aggregate to $-0-,$-0- and $-0-, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $-0- and $-0-, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1999, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commission and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1999, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1999, transactions in portfolio securities of the Fund aggregating $63,462,402 with associated brokerage commissions of approximately $44,012 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1993. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         At October 6, 2000, there were 11,786,600 shares of common stock of the Fund outstanding including 2,971,497 Class A shares, 7,084,118 Class B shares, 1,661,118 Class C shares and 69,867 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 6, 2000:


                               No. of                                 % of
                               Shares     % of      % of     % of     Advisor
Name and Address               of Class   Class A   Class B  Class C  Class

MLPF&S                          187,153     6.31%
For the Sole Benefit          1,783,676              25.33%
  of Its Customers              432,138                       26.07%

4800 Deer Lake Dr. East          39,643                    56.83.45%
2nd Floor
Jacksonville, FL 32246-6484

Ray L. Lillywhite and
Eloise H. Lillywhite Ttees
FBO Ray L. and Eloise
H. Lillywhite
1227 Ballena Blvd.
Alameda, CA 94501-3668            3,904                                 5.60%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, has been appointed as independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five and ten year periods. The Fund's actual distribution rate is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, its average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The average annual compounded total return based on net asset value for each class of shares for the one- and five-year periods ended May 31, 2000 (or since inception through that date, as noted) was as follows:



                12 months ended   5 years ended  10 years ended

                5/31/00           5/31/00        5/31/00
Class A         8.23%             18.27%         14.15%*
Class B         7.43%             17.46%         13.34%*
Class C         7.42%             17.45%         13.40%*
Advisor Class   8.53%             22.56%*        N/A

*Class A and Class B shares inception date:  October 18, 1993
*Class C shares inception date:  October 27, 1993
*Advisor Class shares inception date:  October 1, 1996

         Advertisements quoting performance ranking or ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.
________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
________________________________________________________________

         The financial statements and the report of PricewaterhouseCoopers LLP for Alliance Utility Income Fund, Inc. are incorporated herein by reference to its annual and semi-annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b-2 thereunder. The annual report is dated November 30, 1999 and the semi-annual report is dated May 31, 2000 and they were filed on February 2, 2000 and August 1, 2000, respectively. They are available without charge upon request by calling Alliance Fund Services, Inc. at (800) 227-4618.

        APPENDIX A:  DESCRIPTION OF OBLIGATIONS ISSUED OR
   GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         Federal Farm Credit System Notes and Bonds --are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         Maritime Administration Bonds --are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

         FHA Debentures --are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC Bonds --are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA Bonds --are bonds issued and guaranteed by the Federal National Mortgage Association.

         Federal Home Loan Bank Notes and Bonds --are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         Student Loan Marketing Association ("Sallie Mae") Notes and Bonds --are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

         APPENDIX B:  BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa -judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Fitch IBCA, Inc. Bond Ratings

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over 3 years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1   (Highest Grade) Commercial paper assigned this
rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2   (Very Good Grade) issues assigned this rating
reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-:  Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC:  Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to "Description of the Fund" in the Prospectus.

                      APPENDIX C:  OPTIONS
Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies --Investment Practices --Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

APPENDIX D:   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
              AND OPTIONS ON FOREIGN CURRENCIES

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial or stock indices including any index of U.S. Government Securities, Foreign Government Securities, corporate debt securities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-grade liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition, the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may [5~purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rate do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts,
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.
To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written,the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

           APPENDIX E:  CERTAIN EMPLOYEE BENEFIT PLANS

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

[5~
                             PART C
                        OTHER INFORMATION

ITEM 23.      Exhibits

         (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on
                   October 31, 1997.

              (2)  Articles Supplementary to Articles of
                   Incorporation of the Registrant dated
                   September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on
                   February 3, 1997.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

         (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

              (2) Amendment to Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. dated July 16, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the
                   Securities and Exchange Commission on February
                   3, 1997.

              (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

              (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on October 31, 1997.

         (f)  Not applicable.

         (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on January 30, 1998.

         (h) (1) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on January 30, 1998.

              (2) Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 14 of Registrant's Registration

                   Statement on Form N-1A (File Nos. 33-66630 and
                   811-7916) filed with the Securities and
                   Exchange Commission on October 29, 1999.

         (i)  (1)  Opinion and Consent of Seward & Kissel LLP -
                   Filed herewith.

         (j)  Consent of Independent Auditors - Filed herewith.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to
              Exhibit 18 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-66630 and 811-7916) filed with the Securities and Exchange Commission on February 3, 1997.

         (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on
                   October 6, 2000, which is substantially
                   identical in all material respects except as to the party which is the Registrant.

              (2)  Code of Ethics for the Alliance Capital
                   Management L.P. and Alliance Fund
                   Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the
                   Securities and Exchange Commission on
                   October 6, 2000.

         Other Exhibits:

              Powers of Attorney for the following: Ruth Block, John D. Carifa, David H. Dievler, John H. Dobkin, John D. Foulk, Jr., James M. Hester, Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 14 of Registrant's Registration

              Statement on Form N-1A (File Nos. 33-66630 and 811-
              7916) filed with the Securities and Exchange
              Commission on October 29, 1999.


ITEM 24. Persons Controlled by or under Common Control with Registrant.

              None.


ITEM 25.      Indemnification

              It is the Registrants policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrants Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VII and
              Article VIII of Registrants By-Laws, filed as Exhibit (b) in response to Item 23, and Section 10 of the Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrants directors and officers is dealt with in Article EIGHTH of Registrants Articles of Incorporation, as set forth below. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 23, as set forth below.

              Section 2-418 of the Maryland General Corporation
              Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meanings indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorneys fees.

                   (4)  "Official capacity" means the following:

                        (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                       (ii)  When used with respect to a person
              other than a director as contemplated in subsection
              (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                      (iii)  "Official capacity" does not include
              service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)  The act or omission of the director was
              material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
              dishonesty; or

                  (ii)  The director actually received an
              improper personal benefit in money, property, or services; or

                 (iii)  In the case of any criminal proceeding,
              the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                        (ii)  However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                        (ii)  The termination of any proceeding
              by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
              the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                        (ii)  If it determines that the director
              is fairly and reasonably entitled to
              indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the directors liability took place.

                   (e) (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                        (2)  Such determination shall be made:

                        (i)  By the board of directors by a
              majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                       (ii)  By special legal counsel selected by
              the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                      (iii)  By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)  (1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
              director of the directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                       (ii)  A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporations power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                   (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)  (1)  A corporation may purchase and
              maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                        (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                        (3)  The insurance or similar protection
              may be provided by a subsidiary or an affiliate of the corporation.

                        (l)  Any indemnification of, or advance
              of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

         Article EIGHTH of the Registrants Articles of
         Incorporation reads as follows:

              (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              (3)  No provision of this Article shall be
                   effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         Article VII, Section 7 of the Registrants By-Laws reads as follows:

              Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         ARTICLE VIII of the Registrants By-Laws reads as follows:

              Section 1.  Indemnification of Directors and
              Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct).

              Section 2.  Advances.  Any current or former
              director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (disinterested non-party directors), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

              Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following:
              (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or
              (ii) an independent legal counsel in a written opinion.

              Section 4.  Indemnification of Employees and
              Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

              Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

              Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

         The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the Securities Act), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrants Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

         The foregoing summaries are qualified by the entire text of Registrants Articles of Incorporation and By-Laws, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits (a), (b), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party trustees), or
         (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26.      Business and Other Connections of Investment
              Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions Management of the Fund in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

              AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Disciplined Value Fund, Inc.
              Alliance Global Dollar Government Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.
              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Funds, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc. Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
              Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance North American Government Income
               Trust, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Real Estate Investment Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Utility Income Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              The Alliance Fund, Inc.
              The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND              POSITIONS AND
                              OFFICES WITH               OFFICES WITH
NAME                          UNDERWRITER                REGISTRANT

Michael J. Laughlin           Director and Chairman

John D. Carifa                Director                   [President],
                                                         Director/Trustee

Robert L. Errico              Director and President

Geoffrey L. Hyde              Director and Senior Vice
                              President

Dave H. Williams              Director

David Conine                  Executive Vice President

Richard K. Saccullo           Executive Vice President

Edmund P. Bergan, Jr.         Senior Vice President,     Secretary Clerk
                              General Counsel and
                              Secretary

Richard A. Davies             Senior Vice President
                              Managing Director

Robert H. Joseph, Jr.         Senior Vice President and
                              Chief Financial Officer

Anne S. Drennan               Senior Vice President &
                              Treasurer

Benji A. Baer                 Senior Vice President

John R. Bonczek               Senior Vice President

Karen J. Bullot               Senior Vice President

John R. Carl                  Senior Vice President

James S. Comforti             Senior Vice President

James L. Cronin               Senior Vice President

Byron M. Davis                Senior Vice President

Mark J. Dunbar                Senior Vice President

Donald N. Fritts              Senior Vice President

Andrew L. Gangolf             Senior Vice President      Assistant
                              and Assistant General      Secretary/
                              Counsel                    Assistant Clerk

Bradley F. Hanson             Senior Vice President

George H. Keith               Senior Vice President

Richard E. Khaleel            Senior Vice President

Stephen R. Laut               Senior Vice President

Susan L. Matteson-King        Senior Vice President

Daniel D. McGinley            Senior Vice President

Antonios G. Poleondakis       Senior Vice President

Robert E. Powers              Senior Vice President

Domenick Pugliese             Senior Vice President      Assistant
                              and Assistant General      Secretary/
                              Counsel                    Assistant Clerk

Kevin A. Rowell               Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Joseph F. Sumanski            Senior Vice President

Peter J. Szabo                Senior Vice President

William C. White              Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President and
                              Assistant General Counsel

Gerard J. Friscia             Vice President &
                              Controller

Ricardo Arreola               Vice President

Kenneth F. Barkoff            Vice President

Adam J. Barnett               Vice President

Charles M. Barrett            Vice President

Matthew F. Beaudry            Vice President

Leo Benitez                   Vice President

Gregory P. Best               Vice President

Dale E. Boyd                  Vice President

Robert F. Brendli             Vice President

Christopher L. Butts          Vice President

Thomas C. Callahan            Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Doris T. Ciliberti            Vice President

William W. Collins, Jr.       Vice President

Leo H. Cook                   Vice President

Russell R. Corby              Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Richard W. Dabney             Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Richard P. Dyson              Vice President

John C. Endahl                Vice President

John E. English               Vice President

Sohaila S. Farsheed           Vice President

Daniel J. Frank               Vice President

Shawn C. Gage                 Vice President

Joseph C. Gallagher           Vice President

Michael J. Germain            Vice President

Mark D. Gersten               Vice President             Treasurer and
                                                         Chief Financial
                                                         Officer

Hyman Glasman                 Vice President

John Grambone                 Vice President

Charles M. Greenberg          Vice President

Alan Halfenger                Vice President

William B. Hanigan            Vice President

Michael S. Hart               Vice President

Scott F. Heyer                Vice President

Timothy A. Hill               Vice President

Brian R. Hoegee               Vice President

George R. Hrabovsky           Vice President

Michael J. Hutten             Vice President

Scott Hutton                  Vice President

Oscar J. Isoba                Vice President

Richard D. Keppler            Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Donna M. Lamback              Vice President

P. Dean Lampe                 Vice President

Henry Michael Lesmeister      Vice President

Eric L. Levinson              Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Michael F. Mahoney            Vice President

Kathryn Austin Masters        Vice President

Shawn P. McClain              Vice President

David L. McGuire              Vice President

Jeffrey P. Mellas             Vice President

Michael V. Miller             Vice President

Thomas F. Monnerat            Vice President

Timothy S. Mulloy             Vice President

Joanna D. Murray              Vice President

Michael F. Nash, Jr.          Vice President

Timothy H. Nasworthy          Vice President

Nicole Nolan-Koester          Vice President

Daniel A. Notto               Vice President

Peter J. O'Brien              Vice President

John C. O'Connell             Vice President

John J. O'Connor              Vice President

Daniel P. O'Donnell           Vice President

Richard J. Olszewski          Vice President

Catherine N. Peterson         Vice President

Jeffrey R. Petersen           Vice President

James J. Posch                Vice President

Bruce W. Reitz                Vice President

Jeffrey B. Rood               Vice President

Karen C. Satterberg           Vice President

Robert C. Schultz             Vice President

Richard J. Sidell             Vice President

Clara Sierra                  Vice President

Teris A. Sinclair             Vice President

Jeffrey C. Smith              Vice President

David A. Solon                Vice President

Martine H. Stansbery, Jr.     Vice President

Eileen Stauber                Vice President

Michael J. Tobin              Vice President

Joseph T. Tocyloski           Vice President

Benjamin H. Travers           Vice President

David R. Turnbough            Vice President

Andrew B. Vaughey             Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Stephen P. Wood               Vice President

Keith A. Yoho                 Vice President

Michael W. Alexander          Assistant Vice President

Richard J. Appaluccio         Assistant Vice President

Paul G. Bishop                Assistant Vice President

Mark S. Burns                 Assistant Vice President

Maria L. Carreras             Assistant Vice President

Judith A. Chin                Assistant Vice President

Jorge Ciprian                 Assistant Vice President

William P. Condon             Assistant Vice President

Jean A. Coomber               Assistant Vice President

Dorsey Davidge                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Faith C. Deutsch              Assistant Vice President

Timothy J. Donegan            Assistant Vice President

Joan Eilbott                  Assistant Vice President

Adam E. Engelhardt            Assistant Vice President

Michael J. Eustic             Assistant Vice President

Michele Grossman              Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

David A. Hunt                 Assistant Vice President

Theresa Iosca                 Assistant Vice President

Erik A. Jorgensen             Assistant Vice President

Eric G. Kalender              Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Victor Kopelakis              Assistant Vice President

Jeffrey M. Kusterer           Assistant Vice President

Alexandra C. Landau           Assistant Vice President

Laurel E. Lindner             Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Amanda C. McNichol            Assistant Vice President

Richard F. Meier              Assistant Vice President

Charles B. Nanick             Assistant Vice President

Alex E. Pady                  Assistant Vice President

Raymond E. Parker             Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Rizwan A. Raja                Assistant Vice President

Carol H. Rappa                Assistant Vice President

Brendan J. Reynolds           Assistant Vice President

James A. Rie                  Assistant Vice President

Lauryn A. Rivello             Assistant Vice President

Christina Santiago            Assistant Vice             Assistant Vice
                              President and Counsel      President and
                              and Counsel                Counsel

Nancy D. Testa                Assistant Vice President

Margaret M. Tompkins          Assistant Vice President

Marie R. Vogel                Assistant Vice President

Nina C. Wilkinson             Assistant Vice President

Wesley S. Williams            Assistant Vice President

Matthew Witschel              Assistant Vice President

Mark R. Manley                Assistant Secretary

    (c)  Not applicable.


ITEM 28.      Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company the Registrants custodian, 225 Franklin Street, Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.


ITEM 29.      Management Services.

         Not applicable.


ITEM 30.      Undertakings

         The Registrant undertakes to furnish each person to whom the prospectus is delivered with a copy of the Registrants latest report to Shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with section 16 of the Investment Company Act of 1940.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and State of New York, on the 30th day of October, 2000.

                        ALLIANCE UTILITY INCOME FUND, INC.


                        By:/s/John D. Carifa
                              John D. Carifa
                              Chairman and President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                Title           Date

1.  Principal Executive
    Officer:


    /s/John D. Carifa        Chairman        October 30, 2000
    _____________________    and President
    John D. Carifa

2.  Principal Financial
    and Accounting
    Officer:


    /s/Mark D. Gersten       Treasurer       October 30, 2000
    ____________________
    Mark D. Gersten

3.  All of the Directors
    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson


    By:/s/Edmund P. Bergan, Jr.              October 30, 2000
    __________________________
       Edmund P. Bergan, Jr.
       (Attorney-in-fact)

                        Index to Exhibits

Exhibit No.        Description of Exhibits                Page

(i)                Opinion of Seward & Kissel LLP
(j)                Consent of Independent Auditors















































                              C-29
00250156.AX2